SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.           )

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Amerada Hess Corporation

..................................................................
(Name of Registrant as Specified in Its Charter)

..................................................................

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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AMERADA HESS CORPORATION

1185 AVENUE OF THE AMERICAS
NEW YORK, N.Y. 10036

March 26, 2004

Dear Stockholder:

       The annual meeting of stockholders will be held at the Hess Office Building, 1 Hess Plaza, Route 9, Woodbridge, New Jersey, on Wednesday, May 5, 2004, at 2:00 P.M., local time. The formal notice of annual meeting and proxy statement, which are contained in the following pages, outline the action to be taken by the stockholders at the meeting.

       You are cordially invited to attend this meeting. The Hess Office Building can be reached, if you travel by car, from Exits 127 (northbound) and 130 (southbound) of the Garden State Parkway or Exit 11 of the New Jersey Turnpike or, if you travel by train, from the Metropark station in Iselin, New Jersey.

       It is important that your shares be represented at the meeting whether or not you are personally able to attend. Accordingly, you are requested to sign, date and return the enclosed proxy promptly. Many stockholders will also be able to vote their shares by using a toll-free telephone number or over the internet. Please check your proxy card to see which methods are available to you and related instructions. Your cooperation will be appreciated.

Sincerely yours,

Chairman of the Board

and Chief Executive Officer

AMERADA HESS CORPORATION

1185 AVENUE OF THE AMERICAS
NEW YORK, N.Y. 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 5, 2004, at 2:00 P.M.

To the Stockholders:

      The annual meeting of stockholders of Amerada Hess Corporation will be held at the Hess Office Building, 1 Hess Plaza, Route 9, Woodbridge, New Jersey, on Wednesday, May 5, 2004, at 2:00 P.M., local time, for the following purposes:

1.	To elect four directors for the ensuing three-year term (pages 1 to 25 of proxy statement);

2.	To act upon the ratification of the selection by the audit committee of the board of directors of Ernst & Young LLP as independent auditors (pages 25 and 26);

3.	To approve the company’s second amended and restated 1995 long-term incentive plan (pages 27 to 35);

4.	To act upon a stockholder proposal described in the accompanying proxy statement which is opposed by the board of directors (pages 35 to 37); and

5.	To transact any other business which properly may be brought before the meeting.

       All stockholders are cordially invited to attend, although only stockholders of record at the close of business on March 15, 2004 will be entitled to vote at the meeting.

By order of the board of directors,

George C. Barry

Secretary

New York, New York

March 26, 2004

YOUR VOTE IS IMPORTANT

You are urged to date, sign and promptly return the accompanying form of proxy, or to use the telephone or internet method of voting, so that if you are unable to attend the meeting your shares can be voted.

AMERADA HESS CORPORATION

PROXY STATEMENT

       The enclosed proxy is solicited by the board of directors of Amerada Hess Corporation for use at the annual meeting of stockholders on May 5, 2004, at 2:00 P.M., local time.

       The company’s principal executive office is located at 1185 Avenue of the Americas, New York, New York 10036. The approximate date on which this proxy statement is first being sent to stockholders is March 26, 2004.

       Holders of record of common stock of the company at the close of business on March 15, 2004 will be entitled to vote at the annual meeting. Each share of common stock will be entitled to one vote. On March 15, 2004, there were 90,034,430 shares of common stock outstanding. There are no other voting securities of the company outstanding. A majority of the outstanding shares of common stock, present in person or represented by proxy, will constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum for the transaction of business.

       If you are a registered stockholder, you can simplify your voting by using the internet or calling the toll-free number listed on the enclosed proxy card. Internet and telephone voting information is provided on the proxy card. A control number, located on the instruction sheet attached to the proxy card, is designated to verify a stockholder’s identity and allow the stockholder to vote the shares and confirm that the voting instructions have been recorded properly. If you vote via the internet or by telephone, there is no need to return a signed proxy card. However, you may still vote by proxy by using the proxy card enclosed with this proxy statement.

       Proxies in the form enclosed will be voted at the annual meeting in accordance with the specifications you make on the proxy. If you sign the proxy card and do not specify how your shares are to be voted, your shares will be voted:

•	for the election of directors nominated herein,

•	for the proposal to ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2004,

•	for the proposal to approve the adoption of the company’s second and amended and restated 1995 long-term incentive plan, and

•	against the stockholder proposal described in the proxy statement.

       You may revoke the proxy at any time prior to its use by delivering a written notice to the secretary of the company, by executing a later-dated proxy in a form permitted under Delaware law, or by attending the annual meeting and voting in person.

ELECTION OF DIRECTORS

       At the annual meeting, four directors are to be elected to serve for a term of three years and until their successors are elected and qualified. It is intended that proxies will be voted for the nominees set forth herein. Directors are elected by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will not affect tabulation of the vote for directors. It is expected that all candidates will be able to serve. However, if one or more are unable to do so, the proxy holders will vote the proxies for the remaining nominees and for substitute nominees chosen by the board of directors unless it reduces the number of directors to be elected.

       The following table presents information as of February 1, 2004 on the nominees for election as directors of the company and the directors continuing in their respective terms of office:

Nominees for Director

Class I

For the three-year term expiring in 2007

	Principal occupation		Director
Name	and business experience	Age	since	Other directorships

Nicholas F. Brady	Chairman, Darby Overseas Investments, Ltd. (investment firm); Chairman, Choptank Partners, Inc. (investment firm); Former Secretary of the United States Department of the Treasury; Former Chairman of the Board, Dillon, Read & Co. Inc. (investment banking firm)	73	1994	C2, Inc. Director or trustee of various Templeton mutual funds Weatherford International Ltd.

J. Barclay Collins II	Executive Vice President and General Counsel	59	1986	—

Thomas H. Kean	President, Drew University; Former Governor of the State of New Jersey	68	1990	ARAMARK Corporation Franklin Resources, Inc. The CIT Group, Inc. The Pepsi Bottling Group UnitedHealth Group Incorporated

Frank A. Olson	Former Chairman of the Board and Chief Executive Officer, The Hertz Corporation	71	1998	Becton Dickinson and Company White Mountains Insurance Group Ltd. Director or trustee of various Franklin Templeton mutual funds

Members of Board of Directors Continuing in Office

Class II

Term expiring in 2005

	Principal occupation		Director
Name	and business experience	Age	since	Other directorships

Edith E. Holiday	Operating Trustee, TWE Holdings I and II Trusts (holds interests in Time Warner Entertainment L.P. that are indirectly owned by Comcast Corporation); Former Assistant to the President of the United States and Secretary of the Cabinet; Former General Counsel, United States Department of the Treasury	51	1993	Beverly Enterprises, Inc. Canadian National Railway Company H.J. Heinz Company RTI International Metals, Inc. Director or trustee of various Franklin Templeton mutual funds

John J. O’Connor	Executive Vice President; President, Worldwide Exploration and Production	57	2001	—

Robert N. Wilson	Former Senior Vice Chairman of the Board of Directors, Johnson & Johnson	63	1996	Charles Schwab Corporation

Class III

Term expiring in 2006

	Principal occupation		Director
Name	and business experience	Age	since	Other directorships

John B. Hess	Chairman of the Board and Chief Executive Officer	49	1978	—

Craig G. Matthews	Chief Executive Officer, President and Director, NUI, Inc. (natural gas distribution company); Former Vice Chairman and Chief Operating Officer, KeySpan Corporation (gas distribution, electrical generation and energy service company)	60	2002	SI Bancorp

John Y. Schreyer	Executive Vice President and Chief Financial Officer	64	1990	—

Ernst H. von Metzsch	Former Senior Vice President and Partner, Wellington Management Company (investment company)	64	2003	—

       All of the nominees and directors named above have held substantially the positions or former positions indicated for the past five years, except as described below. Mr. O’Connor was president of worldwide exploration and production and a Senior Vice President of Texaco Inc. from January 1998 until October 2001, when he was employed by the company. Mr. Matthews served as vice chairman and chief operating officer of KeySpan Corporation from March 2001 to March 2002 prior to being named president and chief executive officer of NUI, Inc. effective February, 2004. From 1999 to 2001 Mr. Matthews was president and chief operating officer of KeySpan, prior to which he served as executive vice president and chief financial officer. Mr. Olson retired as chief executive officer of The Hertz Corporation at the end of 1999 and as chairman in 2003. In December 2002, Mr. von Metzsch withdrew from the partnership of Wellington Management Company, of which he had been a partner since 1979. Mr. Wilson retired as vice chairman of Johnson & Johnson in 2003. Mr. Schreyer will retire as executive vice president and chief financial officer of the company on March 31, 2004 and has announced his intention to resign from the board following the annual meeting.

       John B. Hess, Nicholas F. Brady, Thomas H. Kean and John Y. Schreyer may be deemed to be control persons of the company by virtue of their beneficial ownership of common stock in their capacity as executors of the estate of Leon Hess and as trustees of certain related trusts. See “Ownership of Voting Securities by Certain Beneficial Owners.”

       The board of directors has affirmatively determined that Mr. Brady, Ms. Holiday, Mr. Kean, Mr. Olson, Mr. Matthews, Mr. von Metzsch and Mr. Wilson are independent within the meaning of rules and standards of the New York Stock Exchange. The board determined that these directors not only met all “bright-line” criteria under these rules, but also that, based on all known relevant facts and circumstances, there did not exist any relationship that would compromise the independence of these directors. In particular, the board affirmatively determined that service by Messrs. Brady and Kean as executors of the estate of Leon Hess and as trustees of certain related trusts does not impair their independence because there are no factors relating to such service that would exert influence on their decisions with respect to matters affecting the company.

       The board has approved a set of corporate governance guidelines in accordance with rules of the New York Stock Exchange. These guidelines set forth the key policies relating to corporate governance, including director qualification standards, director responsibilities and director compensation. The board has also approved a code of business conduct and ethics in accordance with rules of the New York Stock Exchange and the Securities and Exchange Commission applicable to all directors, officers and employees, including the chief executive officer, senior financial officers and the principal accounting officer. The code is intended to provide guidance to directors and management to assure compliance with law and promote ethical behavior. Copies of the company’s corporate governance guidelines and its code of business conduct and ethics may be found on the company’s website at www.hess.com and are also available without charge upon request to the company’s corporate secretary at its principal executive office set forth on the first page of this proxy statement.

       The board of directors met 8 times in 2003. Each director attended at least 75% of the aggregate of all board of directors meetings and all meetings of the committees of the board of directors on which he or she served during 2003, except Mr. Brady who attended 62% of such meetings. Mr. Brady was unable to achieve 75% attendance because three meetings were held on one day on which Mr. Brady had a previously scheduled commitment. Mr. Brady’s attendance percentages in 2002 and 2001, the other two years of his current term, were 92% and 80%, respectively.

       Non-management directors meet without members of management present generally after each regularly scheduled board meeting. The chairman of the corporate governance and nominating committee, Nicholas F. Brady, presides at these meetings.

Stockholder Communications

       Any stockholder who wishes to communicate with members of the board of directors or with only the non-management directors about the company’s corporate governance, its code of business conduct and ethics, or its financial and accounting practices may do so by writing to them in care of the corporate secretary at the principal executive office address set forth on the cover page of this proxy statement. Stockholders may also communicate about such matters by e-mail to directorinquiries@hess.com. This communication should not be used for frivolous matters or matters not of interest to stockholders generally.

       Inquiries and communications sent by mail or e-mail will be reviewed by the company’s corporate secretary. Communications of the type described above will in all cases be forwarded as received to the directors to whom they are addressed for review, resolution and response. In addition, concerns relating to accounting and auditing matters will be referred to the chairman of the audit committee. Concerns relating to corporate governance and business conduct and ethics may also be referred to the department of the company that regularly addresses such matters, such as the company’s internal audit, legal or finance departments. In the event a communication is not related to corporate governance, business conduct and ethics or financial and accounting practices, such as communications relating to stockholder services or routine operational matters, the corporate secretary may refer the communication only to the company’s internal departments for review, resolution and response.

       The corporate governance and nominating committee will meet periodically to review all communications received by mail or e-mail, including communications not forwarded to directors in accordance with the procedures discussed above.

       The company expects all directors to attend the annual meeting of stockholders. All directors attended last year’s annual meeting.

Audit Committee

       The audit committee of the board of directors is composed of Robert N. Wilson, Chairman, Edith E. Holiday, Thomas H. Kean, Craig G. Matthews and Frank A. Olson. The board has determined that each member of the audit committee is independent within the meaning of applicable rules of the Securities and Exchange Commission and the New York Stock Exchange. The board has also determined that Craig G. Matthews is the “audit committee financial expert” as this term is defined under applicable rules of the Securities and Exchange Commission. The audit committee met five times in 2003. In addition, the audit committee held four telephone conference calls in 2003 with management and independent auditors to review quarterly financial results.

       The board of directors has adopted a revised written charter for the audit committee in accordance with applicable rules of the New York Stock Exchange and the Securities and Exchange Commission. A copy of this charter is included as an appendix to this proxy statement. A copy of the charter is also available on the company’s website at www.hess.com and is available without charge upon request to the company’s corporate secretary at its principal executive office set forth on the first page of the proxy statement. As stated in the charter, the audit committee’s principal responsibility is to provide assistance to the board of directors in fulfilling its oversight responsibility to the shareholders, the investment community and others relating to:

•	the company’s financial statements,

•	the financial reporting practices of the company,

•	the systems of internal accounting and financial controls,

•	the internal audit function,

•	the annual independent audit of the company’s financial statements,

•	the retention of outside auditors and review of their independence, and

•	the company’s environmental, health, safety and social responsibility programs and compliance.

Compensation and Management Development Committee

       The compensation and management development committee of the board of directors is composed of Thomas H. Kean, Chairman, Nicholas F. Brady, Frank A. Olson, Ernst H. von Metzsch and Robert N. Wilson. The board has determined that each member of this committee is independent within the meaning of applicable rules of the New York Stock Exchange. This committee met three times in 2003.

       The board of directors has adopted a revised written charter for the compensation and management development committee in accordance with applicable rules of the New York Stock Exchange. A copy of this charter is available on the company’s website, www.hess.com, and also available without charge upon request to the company’s corporate secretary at the company’s principal executive office set forth on the first page of this proxy statement. As stated in the charter, this committee’s principal responsibilities are to:

•	approve the compensation of the company’s chief executive officer,

•	monitor the company’s compensation and benefit programs,

•	administer and make awards of stock-based compensation under the company’s long- term incentive plans,

•	review management development and succession programs, and

•	prepare the annual report on executive compensation for the company’s proxy statement.

Corporate Governance and Nominating Committee and Consideration of Stockholder Recommended Candidates

       The corporate governance and nominating committee (formerly the directors and board affairs committee) is composed of Nicholas F. Brady, Chairman, Edith E. Holiday and Thomas H. Kean. The board of directors has determined that each member of this committee is independent within the meaning of applicable rules of the New York Stock Exchange. The corporate governance and nominating committee met two times in 2003.

       The board of directors has adopted a revised written charter for the corporate governance and nominating committee in accordance with applicable rules of the New York Stock Exchange. A copy of this charter is available on the company’s website, www.hess.com, and is also available without charge upon request to the company’s secretary at the company’s principal executive office set forth on the first page of this proxy statement. As stated in this charter, this committee’s principal responsibilities are to:

•	identify and recommend individuals to the board for nomination as members of the board and its committees consistent with criteria approved by the board,

•	make recommendations to the board relating to board practices and corporate governance, and

•	develop, recommend to the board and periodically review a set of corporate governance principles applicable to the company.

       This committee recommends for election as directors qualified candidates identified through a variety of sources, including stockholder suggestions. Stockholders may suggest candidates by writing to the committee, in care of the secretary of the company at its principal executive office set forth on the first page of this proxy statement. Stockholder suggestions should include a summary of the candidate’s qualifications, the information required by SEC rules for director nominees and contact information for the candidate. In accordance with the company’s corporate governance guidelines approved by the board of directors, nominees are reviewed and recommended based on a variety of criteria including:

•	personal qualities and characteristics, education, background, accomplishments and reputation in the business community;

•	current knowledge of the energy industry or industries relevant to the company’s business and relationships with individuals or organizations affecting the domestic and international areas in which the company does business;

•	ability and willingness to commit adequate time to board and committee matters;

•	the fit of the individual’s skills and personality with those of other directors and potential directors in building a board that is effective, collegial and responsive to the needs of the company;

•	diversity of viewpoints, background and experience; and

•	compatibility with independence and other qualifications established by applicable law and rules.

       The committee meets to recommend nominees for election at each annual meeting early in the year, generally at a February meeting. From time to time throughout the year, in advance of that meeting, members of the committee will be furnished appropriate materials regarding any new nominees and may from time to time meet with new potential candidates. Stockholder suggestions should be submitted no later than December 1 for consideration as nominees for election at the next annual meeting and otherwise in accordance with the company’s policy and by-laws. The committee follows the same process of identifying and evaluating nominees recommended by stockholders as that for candidates recommended by any other source.

       Each of the nominees for election at the 2004 annual meeting was initially recommended either by the non-management directors on the corporate governance and nominating committee (or its predecessor committee) or the prior chief executive officer. The committee currently does not retain a search firm to identify potential candidates and has not paid fees to any third parties to assist in identifying or evaluating potential nominees.

Certain Litigation

       Purported class actions that have been consolidated are pending in the United States District Court for the District of New Jersey against certain executive officers and former executive officers of the company alleging that these individuals sold shares of the company’s common stock in advance of the company’s acquisition of Triton Energy Limited (“Triton”) in 2001 in violation of federal securities laws. In addition, consolidated derivative actions seeking damages on behalf of the company are pending in the Superior Court of the State of New Jersey against certain executive officers and former executive officers of the company, some of whom are also directors, alleging, among other things, that the officers breached their fiduciary duties by misusing material non-public information of the company to personally profit from the sale of the company’s common stock in connection with the Triton acquisition. Two other purported class actions, based in large part on the same factual background, were commenced in May and August 2003 and were consolidated in the United States District Court for the District of New Jersey against certain named executive officers, certain directors and former directors and certain employees of the company on behalf of participants in the company’s savings and stock bonus plan, alleging that the defendants breached their fiduciary duties under the Employee Retirement Income Security Act, resulting in losses to participants in the plan who held shares of the company’s common stock. The company believes that these actions are without merit and is advancing expenses to these individuals in accordance with its by-laws to defend these actions.

Section 16(a) Beneficial Ownership Reporting Compliance

       On February 11, 2003, the company filed on behalf of Mr. Matthews a Form 4 reporting the purchase of 2,000 shares of the company’s common stock on February 5, 2003. This purchase should have been reported on a Form 4 filed by February 7, 2003.

Report of the Audit Committee

       The audit committee of the board of directors oversees the company’s financial reporting on behalf of the board. Management is responsible for the system of internal controls and for preparing financial statements. The independent auditors are responsible for expressing an opinion on the fair presentation of the financial statements in conformity with generally accepted accounting principles. The audit committee operates in accordance with a charter approved by the board of directors, a copy of which is attached as an appendix to this proxy statement.

       In fulfilling its oversight responsibilities, the audit committee reviewed the audited December 31, 2003 financial statements of the company with management and the independent auditors. Management represented to the committee that these statements were prepared in accordance with generally accepted accounting principles. The audit committee also discussed accounting policies, significant judgements inherent in the financial statements, disclosures and other matters required by generally accepted auditing standards with management and the independent auditors. In addition, the committee has received from the independent auditors the annual independence disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence from management and the company. In that connection, the audit committee considered the compatibility of all non-audit services with the auditors’ independence.

       During 2003, the audit committee met with management, the internal auditors and independent auditors to discuss:

•	the annual audit scope and plans for their respective audits,

•	the adequacy of staffing and related fees,

•	the results of their examinations, and

•	the adequacy and effectiveness of accounting and financial controls.

The audit committee also met separately with the independent auditors and the internal auditors without management present.

       In reliance on the reviews and discussions with management and the independent auditors, the audit committee recommended to the board of directors, and the board approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2003 to be filed with the Securities and Exchange Commission. The audit committee has also selected Ernst & Young LLP as independent auditors for 2004. The board has proposed that the stockholders ratify this selection at the annual meeting.

Robert N. Wilson, Chairman

Edith E. Holiday
Thomas H. Kean
Craig G. Matthews
Frank A. Olson

Executive Compensation and Other Information

   Summary of Compensation

       The following table sets forth information on compensation paid or accrued for each of the last three completed fiscal years to the chief executive officer and the four other most highly compensated executive officers, for services in all capacities to the company and its subsidiaries.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation

					Awards		Payouts

					Restricted	Securities
				Other	stock	underlying		All other
				annual	award(s)($)	options/	LTIP	compensation($)
Name and principal position	Year	Salary($)	Bonus($)*	compensation($)	***	SARs(#)	payouts($)	****

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

John B. Hess,	2003	1,000,000	2,250,000	—	—	—	—	12,000
Chairman of the	2002	1,000,000	1,400,000	—	4,628,000	—	—	11,000
Board and Chief	2001	1,000,000	1,500,000	—	—	200,000	—	8,500
Executive Officer

J. Barclay Collins,	2003	650,000	650,000	—	—	—	—	12,000
Executive Vice	2002	650,000	400,000	—	1,851,200	—	—	11,000
President and	2001	650,000	450,000	—	—	75,000	—	8,500
General Counsel

John J. O’Connor,	2003	750,000	1,300,000	—	—	—	—	12,000
Executive Vice	2002	750,000	800,000	—	2,314,000	—	—	11,000
President and	2001	162,500 **	250,000	—	2,331,600	100,000	—	—
President,
Worldwide
Exploration and
Production

John Y. Schreyer,	2003	750,000	750,000	—	—	—	—	12,000
Executive Vice	2002	750,000	440,000	—	2,314,000	—	—	11,000
President and	2001	650,000	450,000	—	—	100,000	—	8,500
Chief Financial
Officer

F. Borden Walker,	2003	650,000	500,000	—	—	—	—	12,000
Executive Vice	2002	650,000	240,000	—	1,851,200	—	—	8,000
President and	2001	550,000	200,000	—	—	75,000	—	6,800
President, Refining and Marketing

*	The cash bonuses shown above for each year are paid early in the following year.

**	Mr. O’Connor commenced employment with the company in October 2001. His annualized salary for 2001 was $750,000.

***	At December 31, 2003, the named executives each held shares of restricted common stock, subject to vesting pursuant to the company’s incentive plan, in the following amounts and having the following aggregate market values at such date:

Mr. Hess	150,000 shares	$7,975,500
Mr. Collins	60,000 shares	$3,190,200
Mr. O’Connor	90,000 shares	$4,785,300
Mr. Schreyer	70,000 shares	$3,721,900
Mr. Walker	50,000 shares	$2,658,500

To the extent paid on the company’s common stock generally, dividends accrue on shares of restricted stock and are held in escrow until vesting, at which time they are paid with interest at short-term market rates to the named executives.

****	Amounts shown in column (i) represent matching contributions of the company credited to the named executive officers under the company’s employees’ savings and stock bonus plan.

Stock Options

       No stock options or stock appreciation rights were granted to executive officers for 2003.

       The following table sets forth information as to the named executives regarding the values of unexercised options under the incentive plan as of the end of the last fiscal year:

Aggregated Option/SAR Exercises in Last Fiscal Year

and Fiscal Year-End Option/SAR Values

			Number of	Value of unexercised
			shares underlying	in-the-money
			unexercised options/	options/
	Shares		SARs at FY-end(#)	SARs at FY-end($)
	acquired on	Value	(exercisable/	(exercisable/
Name	exercise(#)	realized($)	unexercisable)	unexercisable)
(a)	(b)	(c)	(d)	(e)

John B. Hess, Chairman of the Board and Chief Executive Officer	—	—	954,000/0	581,750/0
J. Barclay Collins, Executive Vice President	—	—	291,500/0	123,380/0
John J. O’Connor, Executive Vice President	—	—	100,000/0	0/0
John Y. Schreyer, Executive Vice President	—	—	277,500/0	165,575/0
F. Borden Walker, Executive Vice President	—	—	171,500/0	42,350/0

   Retirement Plans

       The following table shows the estimated annual pension benefits payable to a covered participant at normal retirement age under the company’s employees’ pension plan, a qualified defined benefit pension plan and a nonqualified supplemental plan that provides benefits, paid from a trust established and funded by the company, that would otherwise be paid to participants under the pension plan but for limitations imposed by the Internal Revenue Code:

Pension Plan Table

	Years of Service

Remuneration	15	20	25	30	35	40

$900,000	$216,000	$288,000	$360,000	$432,000	$504,000	$576,000
1,800,000	432,000	576,000	720,000	864,000	1,008,000	1,152,000
2,700,000	648,000	864,000	1,080,000	1,296,000	1,512,000	1,728,000
3,600,000	864,000	1,152,000	1,440,000	1,728,000	2,016,000	2,304,000

       A participant’s remuneration covered by the pension plan and the supplemental plan is the greater of:

•	twelve times the participant’s average monthly compensation (as reported on an annual basis in columns (c) and (d) of the summary compensation table) in the 36 consecutive months (or the number of consecutive months of employment, if fewer) of highest compensation during the 120 months immediately preceding the participant’s retirement date, and

•	the participant’s average annual compensation in any three calendar years during the ten calendar years immediately preceding the participant’s retirement date.

       Benefits shown are computed as a straight life annuity beginning at age 65 and do not reflect the offset for a portion of social security benefits as required under the pension plan. Covered compensation for the named executives as of December 31, 2003 was: Mr. Hess: $2,716,667; Mr. Collins: $1,150,000; Mr. O’Connor: $1,783,333; Mr. Schreyer: $1,263,333; and Mr. Walker: $930,000.

       The years of credited service for the named executives under the pension plan and, except for Messrs. O’Connor, Schreyer and Walker, the supplemental plan as of February 1, 2004 are as follows: Mr. Hess, 26 years; Mr. Collins, 19 years; Mr. O’Connor, 2 years; Mr. Schreyer, 13 years; and Mr. Walker, 7 years. As of February 1, 2004, Messrs. Schreyer, O’Connor and Walker had 39 years, 35 years and 26 years, respectively, of credited service under the supplemental plan pursuant to determinations of the compensation and management development committee that gave Messrs. Schreyer, O’Connor and Walker credit for 26 years, 33 years and 19 years, respectively, of prior service with previous employers for purposes of determining benefits under the supplemental plan. However, retirement benefits payable to Messrs. Schreyer, O’Connor and Walker in connection with their prior employment will be deducted from benefits payable under the supplemental plan.

Employment Contracts, Termination of Employment and Change of Control Arrangements

       The company has entered into change in control termination benefit agreements with executive officers and certain other officers of the company. These agreements provide for lump sum cash payments equal to a multiple of an executive’s annual compensation if the executive is actually or constructively terminated within 24 months following a change in control, as defined in the agreements. For these purposes, annual compensation consists of the executive’s base pay at the date of his termination or immediately before the change in control, whichever is higher, plus the greater of his or her target bonus for the year in which the change in control occurs or the highest bonus earned in the three fiscal years preceding the change in control. The multiple of annual compensation received is three times for the named executive officers and two times for all other officers with whom such agreements were entered into.

       In addition, the executive is entitled to receive a pro rata portion of his or her target bonus for the fiscal year in which termination occurs. The executive is also entitled to receive continuation of medical, dental and other welfare benefits for 24 months following termination (36 months in the case of the named executive officers). The agreements provide for immediate vesting of retirement benefits upon termination and certain other ancillary benefits.

       For purposes of these agreements, constructive termination includes a reduction in base salary or target annual bonus or a material adverse change in the nature or scope of the executive’s authorities or responsibilities.

       Awards granted to employees under the incentive plan, including the named executive officers, are subject to accelerated vesting and, at the compensation and management development committee’s discretion, cash-out upon the occurrence of a change of control, as defined in the incentive plan.

       Messrs. O’Connor, Schreyer and Walker have agreements with the company which provide credit for prior service and determine benefits payable under the company’s nonqualified supplemental retirement plan, as more fully described above under “Retirement Plans.”

      Directors’ Compensation

       Each director who is not an employee of the company or any of its subsidiaries receives an annual fee of $55,000 for membership on the board of directors and a fee of $1,500 for each board of directors’ and stockholders’ meeting attended. These directors receive an additional annual fee of $4,000 for membership on each committee of the board of directors on which such director serves and a fee of $1,500 for each committee meeting, and in the case of audit committee members each conference call, attended. In addition, the chairperson of each committee receives an annual fee of $5,000. The members of the executive committee are John B. Hess, Chairman, Nicholas F. Brady, Thomas H. Kean and Robert N. Wilson. Mr. Hess is an

employee of the company and receives no additional compensation for serving on any committee of the board of directors.

       In addition, each non-employee director receives 500 shares of common stock, generally in the beginning of each year. These awards are made from treasury shares purchased by the company in the open market.

      Compensation Committee Report on Executive Compensation

       The compensation and management development committee of the board of directors is responsible for approving and administering the company’s compensation policies for executive officers and approving the compensation of the chief executive officer of the company.

       Executive Compensation Policies. The company’s executive compensation policies are designed to attract and retain executives and motivate them to achieve the company’s business goals through a combination of cash and stock-based compensation. The key elements of executive compensation consist of cash salary, cash bonuses, stock option awards, and restricted stock awards.

       Cash Compensation. The company’s goal is to target total cash compensation, using a combination of salary and cash bonus, at the 75th percentile of that of a group of surveyed industrial companies, if specified performance metrics are met. This level of cash compensation was selected in recognition of the company’s need to remain competitive in attracting and retaining talented executives to work as part of a small management team functioning in a demanding corporate and market environment. The company’s goal is to rely increasingly on cash bonuses in an effort to relate a greater portion of cash compensation to performance.

       Salary. In determining salary levels for executive officers, the compensation and management development committee considers the following subjective and quantitative factors:

•	job level and responsibility,

•	individual performance,

•	recent corporate performance, success in implementing corporate strategy and long-term goals and development of future strategies, and

•	the objective of targeting cash compensation at the company’s desired percentile benchmark.

For 2003, the committee relied on two surveys:   first, a survey of 786 industrial companies, including six companies also included in the peer group discussed under “Performance Graph,” and a survey comprising twelve major oil and gas companies including five companies also included in the peer group.

       Cash Bonus. The annual cash bonus plan approved by the committee for 2003 for executive officers, including the named executive officers, has both quantitative and qualitative elements. A target bonus was established for each executive officer.

Target bonuses for executive officers for 2003 generally remained at 2002 levels. For corporate officers, including the named executive officers, fifty percent of the target bonus is based on attainment of a specified target level of a quantitative corporate performance measure, net income before interest and special items, and the remaining fifty percent of the bonus is based on individual performance and other qualitative factors. For business unit executive officers and other business unit officers, one-third of the officer’s cash bonus is based on attainment of the corporate performance measure, one-third is based on attainment of specified performance metrics for the officer’s business unit, including metrics relating to the environment, health and safety, and the remainder is discretionary.

       The weightings were developed to provide for a quantifiable performance incentive, but also to permit discretion to adjust compensation to recognize individual performance as well as to meet survey percentile benchmarks, to take account of unusual competitive market demands for specific skills and unforeseen conditions, such as a material change in the price assumptions underlying the quantitative component. Payouts may range from 0% to 150% of each component of the target bonus, based on the percentage attainment of the corporate and business unit performance measures and, with respect to the individual performance component, the committee’s determination of an appropriate amount. Cash compensation in excess of $1 million to the named executive officers is not deductible for federal income tax purposes.

       In 2003, the company achieved 150% of the corporate performance goal. Achievement of business unit performance metrics in 2003 varied. The individual performance component was adjusted to result in total bonuses averaging approximately 118% of target bonus levels. This component of each individual’s bonus was adjusted up or down from the average payout to reflect differences in performance among individuals. The Committee believes that the average 118% payout appropriately reflects the improvement in the company’s performance in 2003. Among the 2003 highlights were:

•	significant improvement in the company’s net income,

•	successful reshaping of the exploration and production portfolio through sale or exchange of mature or high-cost assets for lower-cost, longer-lived assets,

•	substantial progress on twelve field developments which will add production and lower unit costs,

•	achievement of top quartile industry performance in the company’s refining and marketing business, based on return on capital employed and net income per barrel of refined product sold, and

•	significant strengthening of the company’s financial position through repayment of $1 billion of debt.

       Long-Term Compensation — Incentive Plan. The incentive plan, which was amended and restated in 1999 and approved by the board of directors and later by stockholders, was developed to align senior management’s compensation more closely with the interests of stockholders. The incentive plan provides the compensation and management development committee with authority to grant various types of stock-based and other compensation, including performance awards, stock options, restricted stock, deferred stock, dividend equivalents and stock appreciation rights. The committee believes that a plan of this type affords the committee the flexibility to design compensation packages that provide appropriate remuneration to attract and retain talented executives, while at the same time providing incentives to maximize shareholder value.

       While awards under the incentive plan to executive officers have been primarily option-based, the committee has also determined that grants of restricted stock, vesting over a period of years, are useful to support retention of employees. The committee believes that the combination of these two types of stock awards gives executives considerable incentive to maximize long-term financial growth for shareholders. The annual aggregate grant levels depend on the company’s performance as well as oil industry and general industry benchmarks. Individual awards are based on market benchmarks, grade level and individual performance. Compensation paid in respect of restricted stock in excess of $1 million to the named executive officers is not deductible for federal income tax purposes.

       In March 2004, the committee recommended and the board of directors approved amendments to the incentive plan to increase the number of shares authorized for awards by 7.5 million shares, and to increase the amount of shares authorized to be issued as awards of restricted stock out of this number by 2.5 million shares. The amendments were incorporated in a second amended and restated 1995 long-term incentive plan and approved by the board of directors. The amendments are more fully discussed in the following pages of this proxy statement.

       The additional shares are necessary to continue making awards under the incentive plan. The committee believes that long-term stock based incentive compensation is vital to promote the common interests of management and stockholders and to keep the company’s compensation package competitive with its peers. Without this compensation, the company would need to place greater reliance on cash compensation to attract and retain executives, a result which the committee believes could ultimately work to misalign management and stockholder interests. The additional 7.5 million shares reserved for awards under the plan constitute approximately 7.4% of the outstanding shares of common stock (including shares of mandatory convertible preferred stock). This number was selected after review of institutional guidelines and industry norms. The annual share utilization of the plan is expected to range from 1% to 1 1/2% of the shares outstanding (including preferred shares), which the committee believes is consistent with those guidelines and industry practices. The amendment authorizing awards of up to 2.5 million of the newly authorized shares as restricted stock will afford the committee the ability to rely less on stock options as the principal type of equity-based compensation and will support the retention of executives critical to the company’s efforts to enhance future growth and profitability.

       Long-Term Compensation — 2003 Awards. No awards of stock options, restricted stock or any other type of equity-based incentive compensation were made to executive officers for 2003. The committee decided not to seek stockholder approval to authorize the award of additional shares at last year’s annual meeting. As a result there were not sufficient shares available to make broad-based annual awards for 2003 consistent with levels of prior years. The committee did not consider making selective awards for 2003 to the chief executive officer or other executive officers.

       Compensation of the Chief Executive Officer. Mr. Hess’ cash compensation for 2003 was established in the manner discussed above for all executive officers. Mr. Hess’ combined salary and bonus for 2003 were below the 75th percentile cash compensation benchmark for chief executive officers as determined from the surveys.

       As stated above, Mr. Hess received no equity-based incentive compensation in respect of 2003.

       The committee concluded that Mr. Hess’ 2003 total compensation was reasonable compared with that of his peers and was an appropriate level of compensation reflecting the progress made in 2003 to position the company for long-term profitable growth.

Thomas H. Kean, Chairman

Nicholas F. Brady
Frank A. Olson
Ernst H. von Metzsch
Robert N. Wilson

   Performance Graph

       Set forth below is a line graph comparing the cumulative total shareholder return, assuming reinvestment of dividends, on the company’s common stock with the cumulative total return, assuming reinvestment of dividends, of:

•	Standard & Poor’s 500 Stock Index, which includes the company, and

•	a peer group (Peer Group) selected in good faith by the company, consisting of Anadarko Petroleum Corporation, Apache Corporation, Burlington Resources Inc., Devon Energy Corporation, Kerr-McGee Corporation, Marathon Oil Corporation, Occidental Petroleum Corporation, and Unocal Corporation,

as of each December 31, over a five-year period commencing on December 31, 1998 and ending on December 31, 2003:

Total Shareholder Returns

(Dividends Reinvested)
Years ended December 31

	Base
	Period
	Dec 98	Dec 99	Dec 00	Dec 01	Dec 02	Dec 03

Amerada Hess Corporation	100	115.28	149.76	130.31	116.78	115.58
S&P 500 Index	100	121.04	110.02	96.95	75.52	97.18
Peer Group	100	111.50	157.30	137.18	132.20	175.64

Ownership of Voting Securities by Certain Beneficial Owners

       The following table sets forth, as of the most recent practicable date, information as to the ownership of more than 5% of any class of the company’s voting securities by beneficial owners known by the company to hold more than 5% of any such class:

		Amount and
	Name and address	nature of
	of beneficial	beneficial		Percent
Title of class	owner	ownership(a)		of class

Common Stock	John B. Hess	13,214,481	(b)(c)(d)	14.5
	John Y. Schreyer	7,234,050	(b)(c)(e)	8.0
	Burton T. Lefkowitz	6,795,295	(b)(c)	7.5
	Nicholas F. Brady	4,712,405	(b)(f)	5.2
	Thomas H. Kean	4,654,268	(b)(g)	5.2
	c/o Amerada Hess Corporation 1185 Avenue of the Americas New York, New York 10036

Common Stock	Dodge & Cox	12,170,540	(h)	13.5
	One Sansome St., 35th Fl. San Francisco, California 94104

Common Stock	T. Rowe Price Associates, Inc.	9,521,821	(i)	10.5
	100 E. Pratt Street Baltimore, Maryland 21202

Common Stock	Barclays Global Investors, N.A.	4,730,617	(j)	5.23
Barclays Global Fund Advisors
45 Fremont Street
San Francisco, CA 94105
Barclays Global Investors, Ltd
Murray House
1 Royal Mint Court
London England EC3N 4HH
Barclays Life Assurance Company
  Limited
Unicorn House 5th Floor
252 Romford Road, Forest Gate
London 37 9JB England
Barclays Bank plc
54 Lombard Street
London, England EC3P 3AH
Barclays Capital Securities Limited
5 The North Colonnade
Canary Wharf
London, England E14 4BB
Barclays Capital Inc.
200 Park Avenue
	New York, NY 10166

       (a) The information in this table and in the notes thereto was obtained, with respect to Dodge & Cox, T. Rowe Price Associates, Inc., and Barclays Global Investors, N.A., et al., from Schedules 13G filed by such reporting persons with the Securities and Exchange Commission in February 2004. Information with respect to Messrs. Hess, Schreyer, Lefkowitz, Brady and Kean is as of February 1, 2004, and with respect to the others is as of December 31, 2003. The individual amounts and percentages shown for Messrs. Hess, Schreyer, Lefkowitz, Brady and Kean should not be added because they reflect shared beneficial ownership.

       (b) This amount includes 4,265,136 shares held by a charitable lead annuity trust established under the will of Leon Hess and 10,807 shares directly held by an inter vivos trust for the benefit of Mr. John B. Hess’ mother. The inter vivos trust also holds an additional 373,725 shares currently issuable upon conversion of 450,000 shares of the company’s mandatory convertible preferred stock held by this trust. Mr. John B. Hess has sole voting power over the stock held by these trusts and shares dispositive power over such stock with the other filing persons, who are the other trustees of these trusts, except for shares issuable upon conversion of the preferred shares referred to above, as to which Mr. Hess and the other trustees have such powers only upon conversion.

       (c) This amount includes 2,145,627 shares held by the Hess Foundation, Inc. of which Messrs. Hess, Lefkowitz and Schreyer are directors and as to which they share voting and dispositive power.

       (d) This amount includes:

•	107,390 shares owned directly by Mr. Hess, as to which he has sole voting and dispositive power,

•	683,423 shares held by six trusts for the benefit of Mr. Hess and his children, as to which Mr. Hess is trustee and has sole voting and dispositive power,

•	150,000 shares held in escrow under the company’s incentive plan over which Mr. Hess has voting but not dispositive power,

•	954,000 shares underlying options to purchase common stock, as to which Mr. Hess has no voting or dispositive power until they are acquired upon exercise of the options,

•	14,447 shares vested in the name of Mr. Hess under the employees’ savings and stock bonus plan as to which he has sole dispositive power and as to 7,413 shares of which he has sole voting power,

•	41,525 shares currently issuable upon conversion of 50,000 shares of the company’s mandatory convertible preferred stock held by Mr. Hess, as to which he has sole voting and dispositive power only upon conversion of such preferred shares,

•	105,874 shares held by a trust for the benefit of Mr. Hess’ mother of which Mr. Hess is co-trustee and as to the shares of which Mr. Hess has shared voting and dispositive power,

•	790,626 shares held by five trusts for the benefit of Mr. Hess’ siblings as to which Mr Hess has sole voting power and shares dispositive power pursuant to a shareholders agreement among Mr. Hess, his siblings and others,

•	303,890 shares held by a trust for the benefit of Mr. Hess and his heirs, of which Mr. Hess’ spouse is trustee, but as to which he has sole voting power and shares dispositive power pursuant to a shareholders agreement among Mr. Hess, his spouse and others, and

•	3,268,011 shares held by three trusts of which Mr. Hess is a co-trustee and as to which he shares voting and dispositive power.

       (e) This amount includes:

•	37,000 shares owned directly by Mr. Schreyer, as to which he has sole voting and dispositive power,

•	70,000 shares held in escrow for Mr. Schreyer under the company’s incentive plan over which Mr. Schreyer has voting but not dispositive power,

•	277,500 shares underlying options to purchase common stock, as to which Mr. Schreyer has no voting or dispositive power until they are acquired upon exercise of the options,

•	4,033 shares vested in the name of Mr. Schreyer under the employees’ savings and stock bonus plan, as to which he has sole dispositive power and as to 2,018 shares of which he has sole voting power,

•	831 shares currently issuable upon conversion of 1,000 shares of the company’s mandatory convertible preferred stock held by Mr. Schreyer, as to which Mr. Schreyer has sole voting and dispositive power only upon conversion of such preferred shares, and

•	49,391 shares held by four trusts as to which Mr. Schreyer has shared voting and dispositive power.

       (f) This amount includes 32,500 shares held directly by Mr. Brady, as to which he has sole voting and dispositive power, 2,000 shares held by a limited liability company of which Mr. Brady is the managing member and as to which he has sole voting and dispositive power and 16,610 shares currently issuable upon conversion of 20,000 shares of the company’s mandatory convertible preferred stock held by Mr. Brady, as to which he has sole voting and dispositive power solely upon conversion of such preferred shares. This amount also includes 8,305 shares currently issuable upon conversion of 10,000 shares of the company’s mandatory convertible preferred stock held by a charitable foundation, and 3,322 shares issuable upon conversion of 4,000 shares of such preferred stock held by two trusts of which Mr. Brady is a co-trustee, in each case as to which Mr. Brady shares voting and dispositive power only upon conversion of such preferred shares.

       (g) This amount includes 4,600 shares held directly by Mr. Kean, as to which he has sole voting and dispositive power.

       (h) This amount includes 11,430,580 shares as to which such beneficial owner has sole voting power, 116,200 shares as to which such beneficial owner has shared voting power, and 12,170,540 shares as to which such beneficial owner has sole dispositive power.

       (i) These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates, Inc. is deemed to be a beneficial owner of such securities; however,

T. Rowe Price Associates, Inc. expressly disclaims that it is, in fact, the beneficial owner of such securities. T. Rowe Price Associates, Inc. has sole voting power with respect to 1,972,193 shares and sole dispositive power with respect to 9,521,821 shares.

       (j) A Schedule 13G was filed by, among others, these beneficial owners reporting aggregate ownership of 4,730,617 shares. This amount includes 3,524,955 shares beneficially owned by Barclays Global Investors, N.A., as to 2,987,525 shares of which it has sole voting and dispositive power, 317,534 shares beneficially owned by Barclays Global Fund Advisors, as to 315,681 shares of which it has sole voting and dispositive power, 198,312 shares beneficially owned by Barclays Global Investors, Ltd, as to 193,612 shares of which it has sole voting power and as to 198,312 shares of which it has sole dispositive power, 8,700 shares beneficially owned by Barclays Life Assurance Company Limited, as to which it has sole voting and dispositive power, 68,725 shares beneficially owned by Barclays Bank plc, as to which it has sole voting and dispositive power, 2,561 shares beneficially owned by Barclays Capital Securities Limited, as to which it has sole voting and dispositive power, and 609,830 shares beneficially owned by Barclays Capital Inc., as to which it has sole voting and dispositive power. The shares reported are held in trust accounts for the economic benefit of the beneficiaries of these accounts.

Ownership of Equity Securities by Management

       The table below sets forth as to each director and named executive officer, and all directors and executive officers as a group, information regarding their ownership of equity securities of the company on February 1, 2004. The persons listed below have sole voting and investment power as to all shares indicated except as set forth in the footnotes to the table. Where no information appears in the column “Percent of outstanding shares of common stock owned,” the securities held represent less than one percent of the common stock.

       Individual amounts and percentages shown for Messrs. Brady, Hess, Kean and Schreyer cannot be added because they reflect shared beneficial ownership of shares as explained in footnotes (b) and (c) to the table under the caption “Ownership of Voting Securities by Certain Beneficial Owners.”

			Percent of
			outstanding	Of total number of
			shares of	shares beneficially
	Total number of shares		common stock	owned, number of
Name	beneficially owned(a)		owned	option shares

Nicholas F. Brady	4,712,405	(b)	5.2	—
J. Barclay Collins II	381,344		—	291,500
John B. Hess	13,214,481	(c)	14.5	954,000
Edith E. Holiday	3,600		—	—
Thomas H. Kean	4,654,268	(d)	5.2	—
Craig G. Matthews	3,000		—	—
John J. O’Connor	190,427		—	100,000
Frank A. Olson	5,900		—	—
John Y. Schreyer	7,234,050	(e)	8.0	277,500
Ernst H. von Metzsch	11,000		—	—

		Percent of
		outstanding	Of total number of
		shares of	shares beneficially
	Total number of shares	common stock	owned, number of
Name	beneficially owned(a)	owned	option shares

F. Borden Walker	239,447	—	171,500
Robert N. Wilson	5,070	—	—
All directors and executive officers as a group	14,933,854	16.2	2,065,500

(a) These figures include 1,343 shares vested in the name of Mr. Collins, 14,447 shares vested in the name of Mr. Hess, 4,033 shares vested in the name of Mr. Schreyer, 427 shares vested in the name of Mr. O’Connor, 947 shares vested in the name of Mr. Walker, and 25,810 shares vested for all executive officers and directors as a group under the employees’ savings and stock bonus plan. These individuals and the group have dispositive power but generally do not have voting power over these shares. However, shares purchased with each such individual’s own contributions will be voted by the plan trustee in accordance with such individual’s written instructions. These amounts also include 60,000 shares held in escrow under the incentive plan for Mr. Collins, 150,000 shares held in escrow under this plan for Mr. Hess, 90,000 shares held in escrow under this plan for Mr. O’Connor, 70,000 shares held in escrow under this plan for Mr. Schreyer, 50,000 shares held in escrow under this plan for Mr. Walker and 533,000 shares held in escrow under this plan for all executive officers and directors as a group. As to these shares, these individuals and the group have voting power but not dispositive power. Holders of stock options do not have the right to vote or any other right of a stockholder with respect to shares of common stock underlying such options until they are exercised.

(b) See footnotes (b) and (f) to the table under the caption “Ownership of Voting Securities by Certain Beneficial Owners.”

(c) See footnotes (b), (c) and (d) to the table under the caption “Ownership of Voting Securities by Certain Beneficial Owners.”

(d) See footnotes (b) and (g) to the table under the caption “Ownership of Voting Securities by Certain Beneficial Owners.”

(e) See footnotes (b), (c) and (e) to the table under the caption “Ownership of Voting Securities by Certain Beneficial Owners.”

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

       The audit committee has selected the firm of Ernst & Young LLP as the independent auditors of the company for the fiscal year ending December 31, 2004. Ernst & Young LLP has acted for the company in this capacity since November 1, 1971. The board proposes that the stockholders ratify this selection at the annual meeting.

       If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the audit committee.

       Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will be afforded the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

      Independent Auditor Fee Information

       Ernst & Young LLP’s fees, by category of professional service in each of the last two fiscal years, were (in thousands):

	2003	2002
Audit Fees	$7,984	$5,431
Audit-Related Fees	609	1,462
Tax Fees	2,251	2,987
All Other Fees	82	109

Total	$10,926	$9,989

       Ernst & Young LLP audit fees include fees associated with the last annual audit, the reviews of the company’s quarterly reports on Form 10-Q, SEC registration statements, and statutory audits required internationally.

       Ernst & Young’s fees for audit-related services include pension and savings plan audits, accounting consultations and consultations on internal accounting controls.

       Tax fees include expatriate tax services, tax compliance, and United States and international tax advice and planning.

       All other fees principally include insurance advisory services.

       As part of its responsibility for oversight of the independent auditor, the audit committee has established a pre-approval policy for the provision of engaging audit and permitted non-audit services provided by the company’s independent auditors, Ernst & Young LLP. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditor is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved annually by the audit committee. Each such service and budgeted amount is thereafter updated quarterly. Any type of permitted service not previously approved by the audit committee must be specifically pre-approved before the service can be provided. For each fiscal year, the audit committee may determine appropriate ratios between categories of services and the total fees paid to the independent auditor. The audit committee has delegated authority to the chairman of the audit committee to approve additional services or an increase in fees for a previously approved service in excess of the budgeted amount for that service. However, any increased fees or additional services so approved must be reported to the audit committee at its next scheduled meeting. The audit committee has determined that the provision of all services approved in accordance with this policy is not incompatible with the independence of the independent auditors.

PROPOSAL TO APPROVE THE ADOPTION OF THE SECOND AMENDED

AND RESTATED 1995 LONG-TERM INCENTIVE PLAN

       In December 1995, the board of directors of the company adopted the 1995 long-term incentive plan and stockholders of the company approved the incentive plan in May 1996. The incentive plan authorized the compensation and management development committee at its discretion to make awards of up to 4,500,000 shares of common stock as restricted stock, non-qualified or incentive stock options, stock appreciation rights, deferred stock or other stock based awards. In December 1999, the board of directors adopted an amended and restated 1995 long-term incentive plan, approved by stockholders in May 2000, which among other things, authorized an additional 5,000,000 shares to be made available for such awards by this committee. As of February 1, 2004, 9,009,700 shares had been awarded and not forfeited. On March 3, 2004 the board of directors adopted amendments to the plan to increase the number of shares authorized for awards by 7,500,000 shares and to make certain other changes described below. The amendments were incorporated in a second amended and restated 1995 long-term incentive plan and approved by the board of directors.

       The board of directors recommends a vote for the proposal to approve the adoption of the second amended incentive plan. Approval of the adoption of the second amended incentive plan requires the affirmative vote of a majority of the shares of the votes cast at the annual meeting. Abstentions will not be counted as a vote cast and therefore will have no effect on the vote on the amended incentive plan. Broker non-votes, if any, will not be counted as present and entitled to vote on the proposal.

Description of the Amendments to the Incentive Plan

       Set forth below is a description of the amendments adopted by the board of directors and reflected in the second amended incentive plan. References to the incentive plan are to the amended and restated 1995 long-term incentive plan as in effect before its second amendment and restatement. References in this description to the amended incentive plan are to the second amended and restated 1995 long-term incentive plan.

       Increase in Number of Shares to be Awarded. The incentive plan reserved up to 9,500,000 shares for issuance of awards. The amended incentive plan increases the number of shares reserved for awards by 7,500,000, thereby authorizing a total of 17,000,000 shares as available for awards since inception of the incentive plan. Before the adoption of the amended incentive plan, 9,009,700 shares had been awarded and not forfeited under the incentive plan.

       Limits on Performance Awards, Performance-Based Restricted Stock Awards, Restricted Stock Awards and Deferred Stock Awards. Under the incentive plan, at most 2,000,000 shares were permitted to be payable in respect of performance-based awards, including performance-based restricted stock awards, and awards of restricted stock and deferred stock over the life of the incentive plan. Under the amended incentive plan, an additional 2,500,000 of the 7,500,000 authorized shares is made available for these awards. Accordingly, a new limit of 4,500,000 shares has been imposed for performance awards, performance-based restricted stock awards and restricted stock and deferred stock awards, in the aggregate, over the life of the amended incentive plan. Of these shares, 1,814,700 shares have already been awarded and not forfeited as restricted stock awards, leaving a total of 2,685,300 shares available for future awards of these types.

       Committee. The term “committee” has been amended to refer to its current name, the compensation and management development committee.

       Approval of the amended incentive plan will also constitute reapproval of the previously specified performance criteria for performance-based awards for purposes of section 162(m) of the Internal Revenue Code.

Description of the Amended Incentive Plan

       The following is a description of the amended incentive plan in its entirety. In this description, references to the plan or the amended incentive plan are to the second amended and restated 1995 long-term incentive plan, a copy of which is attached as Appendix B to this proxy statement, and references to the committee are to the compensation and management development committee.

       Purpose. The purpose of the amended incentive plan is to promote the identity of interests between stockholders and employees of the company by encouraging and creating appropriate levels of ownership of common stock of the company by officers and other salaried employees. The plan will provide meaningful long-term incentive opportunities for officers and other employees who are responsible for the success of the company and its subsidiaries and who are in a position to make significant contributions toward its objectives.

       Administration. The amended incentive plan will be administered by the committee, or such other committee of the board as may succeed to the functions and responsibilities of the committee. The committee may delegate to officers or managers of the company or its subsidiaries the authority to perform administrative functions. The committee has full and final authority to select and designate plan participants, to determine the type, amount and conditions of awards to be granted under the plan and to make all related determinations. Unless authority is specifically reserved to the board under the terms of the plan, or applicable law, the committee will have sole discretion in exercising such authority under the plan.

       Eligibility. Awards may be granted only to individuals who are officers or other salaried employees, including without limitation employees who are also directors of the company or its subsidiaries, as that term is defined in the plan. No award may be granted to any member of the committee. The plan does not further limit the number of eligible employees or further specify the basis for their participation. However, it is anticipated that the committee will make awards principally to those employees who have made, and are expected to continue to make, significant contributions to the growth and profitability of the company and whose service the company wishes to retain. The approximate number of employees who are currently eligible is expected not to exceed 300.

       Shares Subject to Awards. The shares subject to awards will be shares of common stock and such other securities of the company as may be substituted for the shares of common stock. The total number of shares reserved and available for awards under the plan is 17,000,000. The closing price of the common stock on March 15, 2004 was $64.60. The committee has the authority to determine the number of and time at which the shares shall be deemed to be subject to awards and therefore counted against the number of the shares reserved and available under the plan. If any shares to which an award relates are forfeited or the award is settled or terminates without a distribution of shares, any shares counted against the number of shares available under the plan with respect to such award will, to the extent of the forfeiture, settlement or termination, again be available for awards. The plan also provides that the aggregate number of shares authorized under the plan will be subject to adjustment in the event the committee determines that any distribution, recapitalization, stock split, reorganization, merger, spin-off, repurchase, or other similar corporate transaction or event, affects the shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the plan.

       Terms of Awards. Awards may be granted on the terms and conditions described in the plan. In addition, the committee may generally impose on any award or the exercise thereof, at the date of grant or thereafter, additional terms and conditions, not inconsistent with the provisions of the plan, including the acceleration of vesting of any awards or forfeiture of awards in the event of termination of employment by any awardee. Payment by the company or a subsidiary upon the grant or exercise of an award may be made in such forms as the committee determines, including cash, shares of common stock, other awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Generally, only services may be required as consideration for the grant of any award. If the terms and conditions imposed by the committee on any award are not complied with or achieved, the award will, unless otherwise provided under the plan or determined by the committee in accordance with the plan, be forfeited by the participant. Set forth below are the specific types of awards authorized to be made by the committee under the plan:

•	Performance Awards. The committee is authorized to grant performance awards conditioned upon the achievement of specified performance criteria. These awards are intended to be “qualified performance-based compensation” within the meaning of section 162(m) of the Internal Revenue Code and will be paid solely on account of the attainment of preestablished, objective performance goals within the meaning of section 162(m) of the Internal Revenue Code. Until otherwise determined by the committee, the performance goal will be the attainment of preestablished levels of net income, market price per share, return on equity, return on capital employed, cash flow earnings per share, book value per share or total shareholder return. A performance award will be denominated in shares and may be payable in cash, shares, other awards, or other property, and have such other terms as are determined by the committee.

•	Dividend Equivalents. The committee is authorized to grant dividend equivalents, representing an amount equal to the dividend regularly paid on a share of the common stock. The committee may provide that dividend equivalents will be paid or distributed when accrued or be reinvested in additional shares or awards, or otherwise reinvested.

•	Restricted Stock. The committee is authorized to grant restricted stock, subject to such restrictions as the committee may impose, including restrictions on the right to vote or receive dividends on restricted stock. Generally, restricted stock must vest either (i) in full at the expiration of a period of not less than three years from the date of grant or (ii) proportionally over a vesting period of not less than three years from the date of grant. However, restricted stock may vest earlier in cases of death, disability or retirement, as the committee determines, or on a change of control as provided in the plan. The committee is not permitted otherwise to accelerate the vesting of restricted stock. However, the plan permits the committee to award a limited number of shares, discussed below, of special restricted stock without regard to these vesting requirements. Performance-based restricted stock will be forfeited unless preestablished performance criteria specified by the committee are met during the applicable restriction period. Except as otherwise determined by the committee, termination of employment during the applicable restriction period, restricted stock that is at that time subject to restrictions will be forfeited and returned to the company. Unless otherwise determined by the committee, cash dividends and other distributions made or paid with respect to the shares underlying an award of restricted stock or performance-based restricted stock will be held in escrow, and may (but need not) be reinvested as determined by the committee. These dividends and other distributions will be paid to the participant, together with accrued interest or other earnings, when the shares are delivered to the participant.

•	Deferred Stock. The committee is authorized to grant to participants deferred stock to be delivered upon expiration of the deferral period specified by the committee. Deferred stock will be subject to such restrictions as the committee may impose. Generally, deferred stock must vest in full at the end of a period of not less than three years from the date of grant, except that such deferred stock may vest earlier in cases of death, disability or retirement, as the committee determines, or on a change of control as provided in the plan. The committee is not permitted otherwise to accelerate the vesting of deferred stock. However, the plan permits the committee to award a limited number of shares, discussed below, of special deferred stock without regard to these vesting requirements. Except as otherwise determined by the committee, upon termination of employment during the applicable deferral period, all deferred stock at that time subject to deferral will be forfeited.

•	Non-qualified and Incentive Stock Options. The committee is authorized to grant either non-qualified stock options or incentive stock options. The committee will determine the exercise price per share purchasable under an option. Except as may be otherwise required in connection with anti-dilution adjustments, this price may not be less than the fair market value of a share on the date of grant. The committee is not otherwise permitted to reduce the exercise price of an outstanding option. The committee will determine the time or times at which an option may be exercised in whole or in part, the methods by which such exercise price may be paid, the form of such payment, and the methods by which shares will be delivered to participants. Options will expire not later than ten years after the date of grant. Incentive stock options will comply in all respects with section 422 of the Code.

•	Stock Appreciation Rights. The committee may grant stock appreciation rights that confer on the awardee the right to receive on exercise for each share the excess of the fair market value of one share on the date of exercise over the base price of the stock appreciation rights as determined by the committee as of the date of grant. Except as otherwise required in connection with anti-dilution adjustments, the base price will not be less than the fair market value of a share on the date of grant. The committee is not otherwise permitted to reduce the base price of an outstanding stock appreciation right.

       Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the plan may be granted either alone or in addition to or in tandem with any other award granted under the plan or any other plan of the company, any subsidiary, or any business entity to be acquired by the company. Generally, awards may not be granted in substitution for another award under the plan, or retroactively in tandem with another award under the plan at an exercise or base price lower than that of the previously granted award.

       Limitation on the Number of Awards. In addition to the aggregate limit on the number of shares that may be made subject to awards under the plan, awards are also subject to the following limitations:

•	Performance-Based Awards. The maximum number of shares underlying performance-based awards in any year may not exceed 100,000 shares in the case of any individual participant.

•	Stock Options and Stock Appreciation Rights. Each individual participant may not receive in any year awards of options or stock appreciation rights exceeding 250,000 underlying shares.

•	Restricted Stock, Deferred Stock and Performance-Based Awards. A maximum of 4,500,000 shares in the aggregate may be made subject to grants of restricted stock, deferred stock, performance-based awards and performance-based restricted stock under the plan.

•	Certain Special Awards. A maximum of 225,000 shares may be made subject to awards of special restricted stock and special deferred stock, in the aggregate.

       Change of Control Provisions. The plan provides for acceleration of vesting or exercisability of awards upon the occurrence of a change of control. A change of control will generally be deemed to occur in the following circumstances:

•	the acquisition of 20% or more of the outstanding voting stock of the company by any person or entity, other than acquisitions by Hess family members or Hess-related entities;

•	the persons serving as directors of the company as of December 6, 1995, and those replacements or additions subsequently approved by a majority vote of the board, ceasing to make up at least a majority of the board;

•	approval by the stockholders of the company of a merger, consolidation or reorganization in which the stockholders of the company before the merger own 51% or less of the surviving corporation; or

•	approval by the stockholders of the company of a complete liquidation or dissolution of the company or sale of all or substantially all of the assets of the company, other than to a corporation more than 51% of which is owned after the sale by stockholders of the company prior to the sale.

       On acceleration of vesting or exercisability following a change of control, in the sole discretion of the committee awards may be cashed out, at a price per share equal to the highest price paid for a share on the securities exchange in which the company’s shares are then primarily traded, or in a transaction in connection with such change of control, in the 60-day period before the change of control.

       Nontransferability. A participant’s rights in any award may not be pledged, encumbered or hypothecated to or in favor of any party (other than the company), nor be subject to any liability of any participant to any party. Unless otherwise determined by the committee, no award subject to any restriction will be assignable or transferable by a participant. However, stock options and stock appreciation rights may be transferred by will or the laws of descent and distribution or to an immediate family member or entities beneficially owned solely by immediate family members.

       Changes to the Plan and Awards. The board may amend, suspend or terminate the plan without the consent of stockholders or participants. However, any amendment, suspension, or termination will be subject to the approval of the company’s stockholders within one year after such board action if such amendment:

•	increases the number of shares reserved for awards under the plan,

•	changes the class of participants eligible to receive awards under the plan,

•	materially increases the benefits to participants under the plan,

•	is required by any applicable law, regulation or stock exchange rule, or

•	is advisable in the discretion of the board.

The committee may, unless expressly prohibited by the plan, also waive any conditions or rights under, or amend, suspend, or terminate, any award theretofore granted and any related agreement. However, without the consent of the affected participant, no such amendment, suspension, waiver, or termination after the initial stockholder approval of the plan may materially impair the rights of any participant under any award theretofore granted to such participant.

       Federal Income Tax Consequences. The following is a brief and general summary of certain federal income tax consequences applicable to transactions under the plan. Of course, the consequences of transactions depend on a variety of factors, including an employee’s tax status.

•	Incentive Stock Options. An optionee will not realize income upon the grant of an incentive stock option or, assuming requirements of the plan and the Internal Revenue Code are met, upon exercise thereof. If the shares are disposed of by the optionee more than two years after the date of grant of the incentive stock option, and more than one year after the shares are transferred to the optionee, any gain or loss realized upon such disposition will be a long-term capital gain or loss. In this case, the company will not be entitled to any income tax deduction in respect of the option or its exercise. If the shares are disposed of by the optionee within either such period in a taxable transaction, the excess of the amount realized (up to the fair market value of such shares on the exercise date) over the exercise price will be compensation taxable to the optionee as ordinary income. In this case, the company will generally be entitled to a deduction equal to the amount of ordinary income realized by the optionee. If the amount realized upon the disqualifying disposition exceeds the fair market value of the shares on the exercise date, the excess will be a capital gain. If the exercise price exceeds the amount realized upon the disqualifying disposition, the difference will be a capital loss.

•	Non-Qualified Stock Options. On the grant of a non-qualified stock option, an optionee will not realize income. Generally, at the time a non-qualified stock option is exercised, the optionee will realize compensation taxable as ordinary income, and the company will generally be entitled to a deduction, in an amount equal to the difference between the fair market value on the exercise date of the shares of common stock acquired pursuant to the exercise and the exercise price. On a subsequent disposition of the shares, the optionee will realize either long-term or short-term capital gain or loss, depending on the holding period of the shares.

•	Stock Appreciation Rights. On the grant of a stock appreciation right, an optionee will not realize income. Generally, at the time a stock appreciation right is exercised, an optionee will realize compensation taxable as ordinary income, and the company will generally be entitled to a deduction, in an amount equal to any cash received before applicable withholding plus the fair market value on the exercise date of any shares of common stock received.

•	Restricted and Deferred Stock. An employee will not realize income upon the award of restricted stock or deferred stock. Generally, unless an employee has made an election under section 83(b) of the Code for a restricted stock income at the time the terms and conditions applicable to restricted stock or deferred stock are satisfied, an employee will realize compensation taxable as ordinary income, and the company will generally be entitled to a deduction, equal to the then fair market value of the shares received by the employee, together with accrued dividends and interest thereon, if any. An employee may elect under section 83(b) of the Code to recognize taxable ordinary income upon the award of restricted stock equal to the fair market value of the sales of common stock received on the award date, and the company will generally be entitled to a corresponding deduction in the same amount.

•	Performance awards and dividend equivalents. On the grant of a performance award or dividend equivalents, an employee will not realize income. At the time a performance award or award of dividend equivalents is paid, the employee will realize compensation taxable as ordinary income, and the company will be entitled to a deduction, in an amount equal to the cash plus the fair market value of any shares of common stock received by the employee.

       Under section 162(m) of the Code, the company may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to the company’s chief executive officer or any one of the company’s other four highest paid executive officers who are employed by the company on the last day of the company’s taxable year. However, certain “qualified performance-based compensation” the material terms of which are disclosed to and approved by the company’s stockholders is not subject to this deduction limitation. The plan has been structured with the intention that compensation resulting from options, stock appreciation rights and performance awards will be qualified performance-based compensation and deductible without regard to the limitations otherwise imposed by section 162(m) of the Code. The plan allows the committee discretion to make other awards under the plan that are intended to be qualified performance-based compensation.

       Under certain circumstances, accelerated vesting, exercise or payment of awards under the plan in connection with a change of control of the company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of section 280G of the Code. To the extent it is so considered, the employee holding such an award would be subject to an excise tax equal to 20 percent of the amount of the excess parachute payment, and the company would be denied a tax deduction for the excess parachute payment.

Benefits to Executive Officers and Other Employees Under the Incentive Plan

       The total amount of benefits or amounts to be received by executive officers and other employees under the amended incentive plan is not determinable at this time because the committee has not awarded any of the new shares authorized for award under the amended incentive plan. It is also not possible to state the benefits or amounts which would have been received by executive officers, directors or employees of the company for 2003 if the amended incentive plan had been in effect because such benefits and amounts are awarded at the discretion of the committee and are not currently determinable.

STOCKHOLDER PROPOSAL

       The company has received notice from William C. Thompson, Jr., Comptroller of the City of New York, Office of the Comptroller, Bureau of Asset Management, 1 Centre Street, New York, New York 10007-2341, acting on behalf of the New York City pension funds, holders of an aggregate of 304,996 shares of the company’s common stock, of his intention to present the following resolution for action at the annual meeting. The affirmative vote of a majority of the votes cast at the annual meeting on this proposal is necessary to adopt the proposal. Abstentions will not be counted as a vote cast and therefore will have no effect on the vote on the stockholder proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

Shareholder Proposal

Creation of a Formal Mechanism for Dialogue Between
Independent Directors and Shareholders

       WHEREAS, the board of directors is meant to be an independent body elected by shareholders and charged by law with the duty and authority to formulate and direct corporate policies, and

       WHEREAS, in 2002, the Board of Directors of the New York Stock Exchange, recognizing the need to improve corporate governance, proposed a listing standard to empower non-management directors as a more effective check on management, and to facilitate direct communications between shareholders and the non-management directors; and

       WHEREAS, in an August 8, 2003, release pertaining, in part, to disclosure of companies’ procedures for shareholder communications with the directors, the Securities and Exchange Commission stated that “Providing security holders with disclosure about the process for communicating with board members would improve the transparency of board operations, as well as security holder understanding of the companies in which they invest;”

       WHEREAS, a January 1994 study entitled: Improving Communications Between Corporations and Shareholders: Overall Findings and Recommendations, prepared on behalf of New Foundations Working Group, John F. Kennedy School of Government, Harvard University, recommended several mechanisms for direct communications between directors and shareholders. Among the recommendations were:

•	Regular meetings with groups of shareholders and selected board members

•	Meetings between large shareholders and the full board of directors

       WHEREAS, we believe that the creation of a means for direct communications on corporate governance matters between shareholders and the non-management directors would benefit the company through constructive discussions of perspectives, enhanced understanding, valuable feedback, and the fostering of meaningful links between directors and the shareholders by whom they are elected;

       NOW, THEREFORE, BE IT RESOLVED: that the shareholders request the board of directors to establish an Office of the Board of Directors to enable direct communications on corporate governance matters, including meetings, between non-management directors and shareholders. The office shall report directly to a committee of the non-management directors.

Statement of Support

       The confidence of investors in the U.S. capital markets has been deeply shaken by corporate malfeasance at companies, such as Enron and World Com. Shareholders have suffered loss of their investments estimated in the billions of dollars, and many investors have withdrawn from the stock markets. As long-term institutional investors, we are concerned about the potential negative impact of the continuing erosion of investor confidence on the long-term interests of the company and the shareholders. This proposal is intended to improve investor confidence by improving director and shareholder communications on corporate governance matters, and strengthening the relationship between the Board of Directors and the shareholders.

       The Board of Directors recommends a vote AGAINST this proposal for the following reasons:

       The non-management directors believe that the stockholder communication process they have adopted is an appropriate and efficient means of facilitating dialogue with stockholders. Under this process, which is described in the preceding pages of this proxy statement:

•	All communications from stockholders relating to corporate governance, accounting or auditing matters or business ethics will be delivered to the directors to whom the communications are addressed exactly in the form received.

•	Correspondence relating to routine operational matters will be referred by the company’s secretary to the appropriate internal department for response and resolution.

•	Stockholders can send correspondence to the directors by using a special e-mail address or by letter to the company’s secretary who will forward it to the directors.

       The principal difference between the process approved by the board and that of the proponent is that the proponent wishes to interpose an office of the directors, independent of management and reporting only to the directors, to receive and forward such communications. The board believes the additional expense of establishing and maintaining staff for this office, or of hiring an outside service bureau, is unnecessary and a waste of the company’s resources. The task can be accomplished just as effectively by the company’s secretary, who also acts as secretary for board and committee meetings. The New York Stock Exchange, in recent commentary on its corporate governance standards, stated that it is permissible for an employee of a listed company to act as an agent for the board in receiving, reviewing and summarizing communications received from stockholders. The company’s secretary is an appropriate person to act as the board’s agent.

       The board believes that it is appropriate for management to refer correspondence relating to routine operational matters internally for two reasons. First, these matters can be resolved more quickly and efficiently if they are immediately passed on to the appropriate internal department. Secondly, by referring these routine matters internally, the directors will be better able to devote their attention to review and consideration of more significant matters relating to corporate governance, business ethics and accounting and auditing matters should they be raised in stockholder communications.

       The board’s corporate governance and nominating committee will meet periodically to review all correspondence addressed to directors received by the company’s secretary regardless of the subject matter of the correspondence. This measure will ensure that management is not “filtering” important communications that should be passed on to the board in accordance with the approved process.

       If a stockholder requests a meeting, the corporate governance and nominating committee, which is composed entirely of independent directors, will decide whether the subject matter is a proper one to be addressed by the board and, if so, whether a meeting is warranted.

       In January, the company, on behalf of the board, met with representatives of the proponent to discuss the proposal and explain the company’s stockholder communication process. The company requested that the proponent monitor the performance of the communication process adopted by the board instead of pursuing its proposal for a different process, and resubmit the proposal if the process did not function to its satisfaction. The proponent declined this request.

       The board believes that the process it has adopted is direct, effective and meets the standards of the New York Stock Exchange.

       For the foregoing reasons, the board recommends that stockholders vote against the stockholder proposal.

OTHER MATTERS

       The board of directors knows of no other matters to come before the meeting. Should any unanticipated business properly come before the meeting, the persons named in the enclosed form of proxy will vote in accordance with their best judgment. The accompanying proxy confers discretionary authority to such persons to vote on any unanticipated matters.

       The cost of preparing and mailing this proxy statement and the accompanying proxy and the cost of solicitation of proxies on behalf of the board of directors will be borne by the company. Solicitation will be made by mail. Some personal solicitation may be made by directors, officers and employees without special compensation, other than reimbursement for expenses. In addition, D. F. King & Co. has been retained to aid in the solicitation. Its fees for this solicitation are not expected to exceed $25,000, exclusive of expenses.

       Proposals which stockholders wish to include in the company’s proxy materials relating to the 2005 annual meeting of stockholders must be received by the company no later than November 26, 2004. Notice of any stockholder proposal for the 2005 annual meeting which the proponent does not wish to include in the company’s proxy materials for that meeting will be considered untimely if not received by the company on or before February 9, 2005.

       It is important that proxies be returned promptly. Stockholders are urged to date and sign the enclosed proxy and return it promptly in the accompanying envelope, or to vote via the internet or by calling the toll-free number as instructed on the proxy card.

By order of the Board of Directors,

GEORGE C. BARRY
Secretary

New York, New York
March 26, 2004

Appendix A

AMERADA HESS CORPORATION

AUDIT COMMITTEE CHARTER

A. ORGANIZATION

1.	The Audit Committee (the “Committee”) shall be appointed by the Board of Directors and shall consist of not less than three directors, all of whom shall have no material relationship with the Company and each of whom shall be “independent” under the rules of the New York Stock Exchange, Inc. (“NYSE”), and the Securities and Exchange Commission (“SEC”) in each case as affirmatively determined by the Board in its business judgment. Each member shall be “financially literate,” and one member of the Committee shall have “accounting or related financial management expertise,” in each case within the meaning of applicable NYSE rules and as determined by the Board of Directors in its business judgment. When and as required by applicable law and rules of the SEC, at least one member shall be an “audit committee financial expert” within the meaning of such laws and rules and as determined by the Board in its business judgment, or in the alternative, the Company shall make appropriate disclosures as required by applicable SEC rules explaining why there is not a member of the Committee who is an “audit committee financial expert.”

2.	No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee, and discloses this determination in the Company’s annual proxy statement. No member of the Committee may receive any compensation, including any consulting, advisory or any other compensatory fee, from the Company other than (i) director’s fees, which may be received in cash, stock, stock options or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive. No member of the Committee may be an affiliated person of the Company or its subsidiaries.

3.	Members shall be appointed by the Board of Directors based on nominations recommended by the Company’s Corporate Governance and Nominating Committee, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

4.	The Board shall designate one member of the Committee as its chairperson.

B. STATEMENT OF POLICY

1.	The Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, the investment community,

and others relating to the Company’s financial statements, the financial reporting practices of the Company, the systems of internal accounting and financial controls and disclosure controls, the internal audit function, the annual independent audit of the Company’s financial statements, the review of the independence of independent auditors, and the Corporation’s environmental, health and safety and social responsibility programs.

2.	In fulfilling its duties, the Committee should maintain free and open communication between the Committee, the Board of Directors, independent auditors, the internal auditors and management of the Company. The foregoing shall have direct and unfettered access to members of the Committee both at and between meetings of the Committee.

C. PURPOSES OF THE AUDIT COMMITTEE

       The purposes of the Committee are to:

1.	Assist Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors and the Company’s internal audit function; and

2.	Prepare the report required to be prepared by the Committee pursuant to SEC rules for inclusion in the Company’s annual proxy statement.

       The function of the Committee is oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies. Management and the internal auditing department are responsible for maintaining internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing procedures or accounting reviews or to set auditor independence standards. Each member of the Audit Committee shall be entitled in his or her reasonable judgment to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

D. MEETINGS OF THE AUDIT COMMITTEE

       The Committee shall meet at least once every fiscal quarter. The Committee shall meet separately periodically at such times as it deems appropriate with management, the director of the internal auditing department and the independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

E. DUTIES AND POWERS OF THE AUDIT COMMITTEE

       To carry out its purposes, the Committee shall have the following duties and powers:

       1. With respect to the independent auditors,

(i)	exclusive authority to retain and terminate the independent auditors (subject, if applicable, to shareholder ratification);

(ii)	to approve all audit engagement fees and terms;

(iii)	to pre-approve all non-audit services permitted to be provided to this Company by the independent auditors when and as required by applicable law and SEC rules; provided, however, that for this purpose the Committee may delegate authority to one of its members, but any approval of non-audit services pursuant to such delegation shall be presented to the Committee at its next scheduled meeting;

(iv)	to require that the independent auditors prepare and deliver annually a formal written statement (the “Auditors’ Statement”) describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and the matters set forth in Independence Standards Board Standard No. 1;

(v)	to discuss with the independent auditors any relationships or services disclosed in the Auditors’ Statement that may impact the quality of audit services or the objectivity and independence of the independent auditors;

(vi)	to require the independent auditors to submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the independent auditors: (a) the audit of the Company’s annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year; (b) audit-related services for the most recent fiscal year (c) tax and tax-related services for the most recent fiscal year and (d) all other services rendered by the independent auditors for the most recent fiscal year, in the aggregate and by each service;

(vii)	if applicable, to consider whether the independent auditors provision of (a) tax-related services and (b) other non-audit services to the Company is compatible with maintaining the independence of the independent auditors;

(viii)	to review and evaluate the experience, qualifications, performance and independence of the senior members of the independent auditors;

(ix)	to discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing partner when and as required by applicable law and SEC rules;

(x)	to take into account the opinions of management and the Company’s internal auditors in assessing the independent auditors’ experience, qualifications, performance and independence; and

(xi)	to instruct the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

2.	With respect to the internal auditing department,

(i)	to review the appointment and replacement of the director of the internal auditing department;

(ii)	to review with the director of the internal audit department the qualifications and staffing of the internal audit department and the scope of the audit; and

(iii)	to receive from the director of the internal auditing department summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto, including the status of any open action items identified by the internal or independent auditors.

3.	With respect to financial reporting principles and policies and internal controls and procedures,

(i)	to advise management, the internal auditing department and the independent auditors that they are expected to provide to the Committee a timely analysis of significant financial reporting issues and practices;

(ii)	to consider any reports or communications (and management’s and or the internal audit department’s responses thereto) submitted to the Committee by the independent auditors required by or referred to in Statement of Auditing Standards No. 61, as may be modified or supplemented, including reports and communications related to deficiencies in the design or operation of internal controls, fraud, illegal acts, audit adjustments and the independent auditors’ judgments about the quality of the entity’s accounting principles;

(iii)	to meet with management, the independent auditors and, if appropriate, the director of the internal auditing department:

•	to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (d) earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information);

•	to review the adequacy of internal controls and disclosure controls, including controls over quarterly financial reporting, computerized information systems and security;

•	to discuss the scope of the annual audit;

•	to discuss the annual audited financial statements and quarterly financial statements prior to their release, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company’s financial statements;

•	to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

•	to discuss any accounting adjustments that were proposed by the independent auditors but were “passed” (as immaterial or other-

wise), any communications between the audit team and their national office with respect to significant auditing or accounting issues presented by the engagement and any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company;

•	to review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders on the audit of the Company’s financial statements;

•	to discuss significant changes to the auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditors, the internal auditing department or management; and

•	to discuss policies with respect to risk assessment and risk management.

(iv)	to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk and to discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(v)	to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

(vi)	to discuss with the Company’s General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

(vii)	to review and discuss earnings press releases prior to their release;

(viii)	to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;

(ix)	to establish clear Company hiring policies for employees or former employees of the independent auditors;

(x)	to establish procedures in accordance with applicable SEC rules for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and

(xi)	review compliance with the Company’s code of business conduct and ethics and reports to the Company’s internal hotline; and

(xii)	oversee the Corporation’s environmental, health and safety and social responsibility programs.

       4. With respect to reporting and recommendations,

(i)	to prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the SEC to be included in the Company’s annual proxy statement;

(ii)	to review this Charter at least annually and recommend any changes to the full Board of Directors;

(iii)	to report regularly to the Board of Directors as it deems appropriate and, at a minimum, report to the Board of Directors after each of its meetings either at the Board meeting which immediately follows the meeting of the Committee or at the next succeeding Board meeting and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

(iv)	to prepare and review with the Board of Directors an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this Charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board of Directors may take the form of an oral report by the Chairperson of the Committee or any other member of the Committee designated by the Committee to make the report.

F. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

       The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts, as it deems appropriate, without seeking approval of the Board of Directors or management. With respect to the retention of independent auditors, this authority shall be vested solely in the Committee.

Appendix B

AMERADA HESS CORPORATION

SECOND AMENDED AND RESTATED

1995 LONG-TERM INCENTIVE PLAN

       SECTION 1.   Purpose. The purpose of this Second Amended and Restated 1995 Long-Term Incentive Plan (the “Plan”) of Amerada Hess Corporation (together with any successor thereto, the “Corporation”) is (a) to promote the identity of interests between shareholders and employees of the Corporation by encouraging and creating significant ownership of Common Stock of the Corporation by officers and other salaried employees of the Corporation and its subsidiaries; (b) to enable the Corporation to attract and retain qualified officers and employees who contribute to the Corporation’s success by their ability, ingenuity and industry; and (c) to provide meaningful long-term incentive opportunities for officers and other employees who are responsible for the success of the Corporation and who are in a position to make significant contributions toward its objectives.

       SECTION 2.   Definitions. In addition to the terms defined elsewhere in the Plan, the following shall be defined terms under the Plan:

       2.01. “Award” means any Performance Award, Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Dividend Equivalent, or any other right or interest relating to Shares or cash, granted to a Participant under the Plan.

       2.02. “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

       2.03. “Board” means the Board of Directors of the Corporation.

       2.04. “Change of Control” and related terms are defined in Section 9.

       2.05. “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

       2.06. “Committee” means the Compensation and Management Development Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, or any subcommittee of either; provided, however, that the Committee, and any subcommittee thereof, shall consist of three or more directors (or such lesser number as may be permitted by applicable law or rule), each of whom is a “disinterested person” within the meaning of the applicable provisions of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m)(3)(C) of the Code and Treasury Regulation Section 1.162-27(e)(3), as amended from time to time.

       2.07. “Corporation” is defined in Section 1.

       2.08. “Covered Employee” has the same meaning as set forth in section 162(m) of the Code, and successor provisions.

       2.09 “Deferred Stock” means a right, granted to a Participant under Section 6.05, to receive Shares at the end of a specified deferral period.

       2.10 “Dividend Equivalent” means a right, granted to a Participant under Section 6.03, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares.

       2.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and any rules and regulations thereunder.

       2.12 “Fair Market Value” means, with respect to Shares, Awards, or other property, the fair market value of such Shares, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Shares as of any date shall be the closing sales price on that date of a Share as reported in the New York Stock Exchange Composite Transaction Report; provided, that if there were no sales on the valuation date but there were sales on dates within a reasonable period both before and after the valuation date, the Fair Market Value is the weighted average of the closing prices on the nearest date before and the nearest date after the valuation date. The average is to be weighted inversely by the respective numbers of trading days between the selling dates and the valuation date.

       2.13 “Immediate Family Member” means, with respect to any Participant, any of such Participant’s spouse, children, parents or siblings.

       2.14 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

       2.15 “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

       2.16 “Option” means a right, granted to a Participant under Section 6.06, to purchase Shares, other Awards, or other property at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

       2.17 “Participant” means a person who has been granted an Award under the Plan.

       2.18 “Performance Award” means a right, granted to a Participant under Section 6.02, to receive cash, Shares, other Awards, or other property the payment of which is contingent upon achievement of performance goals specified by the Committee.

       2.19 “Performance-Based Restricted Stock” means Restricted Stock that is subject to a risk of forfeiture if specified performance criteria are not met within the restriction period.

       2.20 “Plan” is defined in Section 1.

       2.21 “Restricted Stock” means Shares granted to a Participant under Section 6.04, that are subject to certain restrictions and to a risk of forfeiture.

       2.22 “Rule 16b-3” means Rule 16b-3, as from time to time amended and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

       2.23 “Shares” means the Common Stock, $1.00 par value per share, of the Corporation and such other securities of the Corporation as may be substituted for Shares or such other securities pursuant to Section 10.

       2.24 “Special Deferred Stock” means Deferred Stock granted under Subsection 6.05(i)(b), subject to the maximum Share limitation set forth in Section 7.02.4.

       2.25 “Special Restricted Stock” means Restricted Stock granted under Subsection 6.04(i)(b), subject to the maximum Share limitation set forth in Section 7.02.4.

       2.26 “Stock Appreciation Right” means a right, granted to a Participant under Section 6.07, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise of the right, with payment to be made in cash, Shares, other Awards, or other property as specified in the Award or determined by the Committee.

       2.27 “Subsidiary” means any corporation (other than the Corporation) with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power for all classes of stock. In addition, any other related entity may be designated by the Board or the Committee as a Subsidiary, provided the Board or the Committee determines that the Corporation has a substantial ownership interest in such entity.

       2.28 “Year” means a calendar year.

       SECTION 3.   Administration.

       3.01 Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i) to select and designate Participants;

(ii) to designate Subsidiaries;

(iii) to determine the type or types of Awards to be granted to each Participant;

(iv) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waiver of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(v) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

(vi) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or pursuant to an agreement between the Corporation and the Participant;

(vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

(viii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

(x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

       3.02 Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, or applicable law, the Committee shall have sole discretion in exercising such authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Corporation, Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Corporation or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan.

       3.03 Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Corporation or any Subsidiary, the Corporation’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Corporation acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination, or interpretation.

       SECTION 4.   Shares Subject to the Plan. Subject to adjustment as provided in Section 10, the total number of Shares reserved and available for Awards under the Plan during the term hereof shall be 17 million shares. For purposes of this Section 4, the number of and time at which Shares shall be deemed to be subject to Awards and therefore counted against the number of Shares reserved and available under the Plan shall be the earliest date at which the Committee can reasonably estimate the number of Shares to be distributed in settlement of an Award or with respect to which payments will be made; provided, however, that, subject to the requirements of Rule 16b-3, the Committee may adopt procedures for the counting of Shares relating to any Award for which the number of Shares to be distributed or with respect to which payment will be made cannot be fixed at the date of grant to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of Shares actually distributed or with respect to which payments are actually made differs from the number of Shares previously counted in connection with such Award.

       If any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares (whether or not cash, other Awards, or other property is distributed with respect to such Award), any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan; provided, however, that such Shares shall be available for issuance only to the extent that the related award would be exempt under Rule 16b-3.

       SECTION 5.   Eligibility. Awards may be granted only to individuals who are officers or other salaried employees (including employees who are also directors) of the Corporation or a Subsidiary; provided, however, that no Award shall be granted to any member of the Committee.

       SECTION 6.   Specific Terms of Awards.

       6.01 General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11.02), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation the acceleration of vesting of any Awards or terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in Section 7.04, only services may be required as consideration for the grant of any Award.

       6.02 Performance Awards. Subject to the provisions of Sections 7.01 and 7.02, the Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

(i) Awards and Conditions. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.

(ii) Performance Period. The period of time with respect to which it is to be determined whether the performance criteria applicable to a Performance Award have been achieved shall not be less than one year, commencing not earlier than the date of grant of such Performance Award.

(iii) Other Terms. A Performance Award shall be denominated in Shares and may be payable in cash, Shares, other Awards, or other property, and have such other terms as shall be determined by the Committee.

       6.03 Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or Awards, or otherwise reinvested.

       6.04 Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Issuance and Restrictions.

(a) Restricted Stock (other than Special Restricted Stock) shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote such Restricted Stock or the right to receive dividends thereon), which restrictions shall lapse either: (x) in full with respect to all Shares underlying such Award of Restricted Stock at the expiration of a period not less than three years from the date of grant of such Award; or (y) proportionally in equal installments of the Shares underlying such Award of Restricted Stock over a period not less than three years from the date of grant of such Award, as the Committee shall determine, except that such restrictions may lapse earlier in the event of death, disability or retirement of an awardee, on such terms as the Committee shall determine, or in accordance with Section 9 hereof. The Committee shall not have the authority to otherwise accelerate the vesting of an Award of Restricted Stock under this Section 6.04(i)(a).

(b) Special Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Special Restricted Stock or the right to receive dividends thereon) which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine.

(ii) Forfeiture. Performance-Based Restricted Stock shall be forfeited unless preestablished performance criteria specified by the Committee are met during the applicable restriction period. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and returned to the Corporation; provided, however, that to the extent consistent with Section 6.04(i)(a) above, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case after the award has been made, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates of Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Corporation or an escrow agent acting on behalf of the Corporation shall retain physical possession of the certificates, and the Participant shall deliver a stock power to the Corporation or such agent, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends. Unless otherwise determined by the Committee, cash dividends and other distributions made or paid with respect to the Shares underlying an Award of Restricted Stock or Performance-Based Restricted Stock shall be held in escrow, and may (but need not be) reinvested as determined by the Committee. Such dividends and other distributions shall be paid to the Participant, together with interest or other earnings thereon (if any), at the time the Shares are delivered to the Participant. Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend or other distribution, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock or Performance-Based Restricted Stock with respect to which such stock or other property has been distributed.

       6.05 Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, on the following terms and conditions:

(i) Award and Restrictions.

(a) Delivery of Shares will occur upon expiration of the deferral period specified for Deferred Stock (other than Special Deferred Stock) by the Committee (or, if permitted by the Committee, as elected by the awardee), which deferral period shall not expire earlier than three years after the date of grant of such Award of Deferred Stock, except that such deferral period may expire earlier in the event of death, disability or retirement of an awardee, on such terms as the Committee shall determine, or in accordance with Section 9 hereof. In addition, Deferred Stock shall be subject to such other restrictions as the Committee may impose, which other restrictions shall lapse at the expiration of such deferral period. The Committee shall not have the authority to otherwise accelerate the expiration of the deferral period for an Award of Deferred Stock under Section 6.05(i)(a).

(b) Delivery of Shares will occur upon expiration of the deferral period specified for Special Deferred Stock by the Committee (or, if permitted by the Committee, by the awardee). In addition, Special Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee shall determine.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that to the extent consistent with Section 6.05(i)(a) above, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

       6.06 Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in Section 10, such exercise price shall be not less than the Fair Market Value of a Share on the date of grant of such Option (or such higher exercise price as may be required under Section 422 of the Code). On and after the date of grant of an Option hereunder, the Committee shall not have the authority to amend such Option to reduce the exercise price thereof, except as provided in Section 10.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards issued under other Corporation plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements), and the methods by which Shares will be delivered or deemed to be delivered to Participants. Options shall expire not later than ten years after the date of grant.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no Incentive Stock Option shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. In the event a Participant voluntarily disqualifies an Option as an Incentive Stock Option, the Committee may, but shall not be obligated to, make such additional Awards or pay bonuses as the Committee shall deem appropriate to reflect the tax savings to the Corporation which result from such disqualification.

       6.07 Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, other than one related to an Incentive Stock Option, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise or the Change of Control Price as defined in Section 9.03) over (B) the base price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which shall be not less than the Fair Market Value of one Share on the date of grant. On and after the date of grant of a Stock Appreciation Right hereunder, the Committee shall not have the authority to reduce the base price of such Stock Appreciation Right, except as provided in Section 10 hereof.

(ii) Other Terms. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may be exercised only upon the occurrence of a Change of Control (as such term is defined in Section 9.02) or as otherwise defined by the Committee) may be granted under this Section 6.07. Stock Appreciation Rights shall expire not later than ten years after the date of grant.

       SECTION 7.   Certain Provisions Applicable to Awards.

       7.01 Performance-Based Awards. Performance Awards and, Performance-Based Restricted Stock, are intended to be “qualified performance-based compensation” within the meaning of section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of section 162(m) and the regulations thereunder. Until otherwise determined by the Committee, the performance goal shall be the attainment of preestablished levels of net income, market price per share, return on equity, return on capital employed or cash flow, earnings per share, book value per share or total shareholder return.

       The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee.

       7.02 Maximum Awards. The maximum Share amounts in this Section 7.02 are subject to adjustment under Section 10 and are subject to the Plan maximum under Section 4.

7.02.1 Performance-Based Awards. The maximum amount payable in respect of Performance Awards and Performance-Based Restricted Stock in any Year may not exceed 100,000 Shares (or the then equivalent Fair Market Value thereof) in the case of any individual Participant.

7.02.2 Stock Options and SARS. Each individual Participant may not receive in any Year Awards of Options or Stock Appreciation Rights exceeding 250,000 Shares.

7.02.3 Restricted Stock, Deferred Stock and Performance-Based Awards. A maximum of 4,500,000 Shares may be made subject to Awards of Restricted Stock, Deferred Stock, Performance Awards, Performance-Based Restricted Stock in the aggregate, under the Plan during the term hereof.

7.02.4 Special Restricted Stock and Special Deferred Stock. A maximum of 225,000 Shares may be made subject to Awards of Special Restricted Stock and Special Deferred Stock, in the aggregate, under the Plan during the term hereof.

       7.03 Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award granted under the Plan or any award granted under any other plan of the Corporation, any Subsidiary, or any business entity to be acquired by the Corporation or a Subsidiary, or any other right of a Participant to receive payment from the Corporation or any Subsidiary. No Award may be granted in substitution for any other Award theretofore granted under the Plan, and no Award may be retroactively granted in tandem with any other Award theretofore granted under the Plan at an exercise or base price less than that of such other previously granted Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

       7.04 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

       7.05 Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or a Stock Appreciation Right granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be required under Section 422 of the Code).

       7.06 Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Corporation or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

       7.07 Loan Provisions. With the consent of the Committee, and subject to compliance with applicable laws and regulations, the Corporation may make, guarantee, or arrange for, a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven. Nothing in this Section shall be construed as implying that the Committee shall or will offer such loans.

       SECTION 8.   General Restrictions Applicable to Awards.

       8.01 Restrictions Under Rule 16b-3.

8.01.1 Six-Month Holding Period. Unless a Participant could otherwise transfer an equity security, derivative security, or Shares issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) an equity security issued under the Plan, other than an equity security issued upon exercise or conversion of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition; (ii) with respect to a derivative security issued under the Plan, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; and (iii) any Award in the nature of a Stock Appreciation Right must be held for six months from the date of grant to the date of cash settlement.

8.01.2 Nontransferability. Awards which constitute derivative securities (including any option, stock appreciation right, or similar right) shall not be transferable by a Participant except upon such terms and conditions as the Committee may determine to an Immediate Family Member of such Participant, or to a trust, partnership or limited liability company all of whose beneficiaries, partners or members, as the case may be, are Immediate Family Members, or by will or the laws of descent and distribution (except pursuant to a beneficiary designation authorized under Section 8.02) or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and, in the case of an Incentive Stock Option or, if then required by Rule 16b-3, any other derivative security granted under the Plan, shall be exercisable during the lifetime of a Participant only by such Participant or his legal representative.

8.01.3 Compliance with Rule 16b-3. It is the intent of the Corporation that this Plan comply in all respects with Rule 16b-3 in connection with any Award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

       8.02 Limits on Transfer of Awards; Beneficiaries. Except as provided in Section 8.01.2, no right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any party (other than the Corporation or a Subsidiary), or shall be subject to any lien, obligation, or liability of such Participant to any party (other than the Corporation or a Subsidiary). Unless otherwise determined by the Committee (subject to the requirements of Section 8.01.2), no Award subject to any restriction shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution (except to the Corporation under the terms of the Plan); provided, however, that a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution, with respect to any Award, upon the death of the Participant. A beneficiary, guardian, legal representative, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant or Agreement applicable to such, except to the extent the Plan and such Award Agreement or agreement otherwise provide with respect to such persons, and to any additional restrictions deemed necessary or appropriate by the Committee.

       8.03 Registration and Listing Compliance. The Corporation shall not be obligated to deliver any Award or distribute any Shares with respect to any Award in a transaction subject to regulatory approval, registration, or any other applicable requirement of federal or state law, or subject to a listing requirement under any listing or similar agreement between the Corporation and any national securities exchange, until such laws, regulations, and contractual obligations of the Corporation have been complied with in full, although the Corporation shall be obligated to use its best efforts to obtain any such approval and comply with such requirements as promptly as practicable.

       8.04 Share Certificates. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop-transfer order and other restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations thereunder, and the rules of any national securities exchange on which Shares are listed. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares, including under the terms of the Plan or any Award Agreement. In addition, during any period in which Awards or Shares are subject to restrictions under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other person as the Committee may designate.

       SECTION 9.   Change of Control Provisions. Notwithstanding any other provision of the Plan, the following acceleration and valuation provisions shall apply in the event of a “Change of Control” as defined in this Section 9.

       9.01 Acceleration and Cash-Out Rights. In the event of a “Change of Control,” as defined in Section 9.02, automatically in the case of all Participants:

(i) The performance criteria of all Performance Awards and Performance-Based Restricted Stock shall be deemed fully achieved and all such Awards shall be fully earned and vested, subject only to the restrictions on dispositions of equity securities set forth in Section 8.01.1 and legal restrictions on the issuance of Shares set forth in Sections 8.03 and 8.04;

(ii) Any Option, Stock Appreciation Right, and other Award in the nature of a right that may be exercised which was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions on disposition of equity securities set forth in Section 8.01.1 and legal restrictions on the issuance of Shares set forth in Sections 8.03 and 8.04;

(iii) The restrictions, deferral limitations, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, subject only to the restrictions on dispositions of equity securities set forth in Section 8.01.1 and legal restrictions on the issuance of Shares set forth in Sections 8.03 and 8.04;

(iv) In the sole discretion of the Committee, all outstanding Awards may be cancelled and in such event a Participant holding any such Award shall be paid in cash therefor on the basis of the “Change of Control Price” (as defined in Section 9.03) as of the date that the Change of Control occurs, or such other date as the Committee may determine prior to the Change of Control; provided, however, that this Section 9.01(iv) shall not apply in the case of any Award if (a) the cancellation of and payment for such Award would cause the Participant to incur actual short-swing profits liability under Section 16(b) of the Exchange Act or (b) initial shareholder approval of the Plan has not been obtained; and

(v) To the extent Section 9.01(iv) of this Section 9 does not apply and at any time after the Change of Control the Shares are no longer readily tradable on an established exchange, a Participant shall, as of the date on which the Change of Control occurs, be entitled to receive consistent with Rule 16b-3, and the Corporation shall use its best efforts to compel and obligate the surviving or resulting corporation in the Change of Control and/or the other party to the agreement or transaction resulting in the Change of Control to grant to the Participant, substitute Options, Stock Appreciation Rights and/or Restricted Stock, as the case may be, in respect of the shares of common stock or other capital stock of such surviving or resulting corporation, or such other party involved in the Change of Control, on such terms and conditions, as to the number of shares, pricing, vesting, exercisability and otherwise, which shall substantially preserve the value, rights and benefits of any affected Options, Stock Appreciation Rights and/or Restricted Stock, as the case may be, previously granted hereunder.

       9.02 Change of Control. For purposes of Section 9.01, a “Change of Control” shall mean:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then (i) outstanding shares of Common Stock of the Corporation (the “Outstanding Corporation Common Stock”) or (ii) combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Voting Securities”) provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition by the Corporation or any of its subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its subsidiaries, (iii) any acquisition by any corporation with respect to which, following such acquisition, more than 51% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Corporation Common Stock and Outstanding Voting Securities, as the case may be, or (iv) any acquisition by one or more Hess Entity (for this purpose a “Hess Entity” means (A) Mr. Leon Hess or any of his children, (B) any spouse of any person described in Section 9.02(a)(iv)(A) above, (C) any affiliate (as such term is defined in Rule 12b-2 under the Exchange Act) of any person described in Section 9.02(a)(iv)(A) above, (D) the Hess Foundation Inc., or (E) any persons comprising a group controlled (as such term is defined in such Rule 12b-2) by one or more of the foregoing persons or entities described in this Section 9.02(a)(iv)); or

(b) Individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation to which Rule 14a-11 of Regulation 14A promulgated under the Exchange Act applies or other actual threatened solicitation of proxies or consents; or

(c) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 51% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Voting Securities, as the case may be; or

(d) Approval by the shareholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, more than 51% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Voting Securities, as the case may be. The term “the sale or other disposition of all or substantially all of the assets of the Corporation” shall mean a sale or other disposition transaction or series of related transactions involving assets of the Corporation or of any direct or indirect subsidiary of the Corporation (including the stock of any direct or indirect subsidiary of the Corporation) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Corporation (as hereinafter defined). The “fair market value of the Corporation” shall be the aggregate market value of the then Outstanding Corporation Common Stock (on a fully diluted basis) plus the aggregate market value of the Corporation’s other outstanding equity securities. The aggregate market value of the shares of Outstanding Corporation Common Stock shall be determined by multiplying the number of shares of such Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the “Transaction Date”) by the average closing price of the shares of Outstanding Corporation Common Stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Corporation shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Outstanding Corporation Common Stock or by such other method as the Board shall determine is appropriate.

       9.03 Change of Control Price. For purposes of this Section 9, “Change of Control Price” means the highest price per share paid in any transaction reported on the securities exchange or trading system on which the Shares are then primarily listed or traded, or paid or offered in any transaction related to a Change of Control of the Corporation at any time during the preceding 60-day period as determined by the Committee, except that in the case of Incentive Stock Options and Stock Appreciation Rights relating thereto, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such Awards.

       SECTION 10.   Adjustment Provisions. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards, and (iii) the exercise price, base price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

       SECTION 11.   Changes to the Plan and Awards.

       11.01 Changes to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Corporation’s shareholders within one year after such Board action if such amendment or alteration increases the number of shares reserved for Awards under the Plan, changes the class of Participants eligible to receive Awards under the Plan, or materially increases the benefits to Participants under the Plan, or if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares may be listed in order to maintain compliance therewith, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan after initial shareholder approval of the Plan may materially impair the rights of such Participant under any Award theretofore granted to him.

       11.02 Changes to Awards. The Committee may, unless otherwise expressly prohibited by the Plan, waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award after initial shareholder approval of the Plan may materially impair the rights of such Participant under such Award.

       SECTION 12.   General Provisions.

       12.01 No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.

       12.02 No Shareholder Rights. No Award shall confer on any Participant any of the rights of a shareholder of the Corporation unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.

       12.03 Tax Withholding. To the extent and in the manner permitted by applicable law, the Corporation or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts or withholding and other taxes due with respect thereto, its exercise, or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of the Participant’s tax obligations.

       12.04 No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any employee any right to continue in the employment of the Corporation or any Subsidiary or to interfere in any way with the right of the Corporation or any Subsidiary to terminate such employment at any time or increase or decrease such employee’s compensation from the rate in existence at the time of granting of an Award.

       12.05 Unfunded Status of Awards. The Plan is intended to constitute an unfunded incentive and deferred compensation plan for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant pursuant to an Award the Plan constitutes a mere promise to make the benefit payments provided for herein, and nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any award, which trusts or other arrangements shall be consistent with the unfunded status of the Plan.

       12.06 Other Compensatory Arrangements. The Corporation or any Subsidiary shall be permitted to adopt other or additional compensation arrangements (which may include arrangements which relate to Awards), and such arrangements may be either generally applicable or applicable only in specific cases.

       12.07 Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determined whether cash, other

Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

       12.08 Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

       SECTION 13.   Effective Date. The Plan shall be effective December 6, 1995. The amendments to the Plan (as amended and restated hereby) shall be effective May 5, 2004 subject to approval of such amendments as reflected in the Plan (as amended and restated hereby) by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote (and the affirmative vote of a majority of the Shares voting) at a meeting of the Corporation’s shareholders on May 5, 2004, or any adjournment thereof, and subject to listing of the additional Shares authorized by such amendments on the New York Stock Exchange. If such approval and listing are not obtained, such amendments shall be void ab initio and of no force or effect. However, the Plan (as in effect immediately prior to such amendments) shall continue in full force and effect.

AMERADA HESS CORPORATION

P R O X Y

PROXY SOLICITED BY BOARD OF DIRECTORS
FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 5, 2004

         The undersigned hereby appoints JOHN B. HESS and JOHN Y. SCHREYER, or any of them, proxies, each with power of substitution, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Amerada Hess Corporation to be held at its offices, 1 Hess Plaza, Route 9, Woodbridge, New Jersey, on May 5, 2004, at 2:00 p.m., local time, and all adjournments thereof, as directed on the reverse side of this card, and in their discretion, upon any other matters which may properly come before the Meeting or any adjournment thereof.

         The undersigned hereby revokes any proxy heretofore given to vote said shares, and hereby ratifies all that said proxies may do at the Meeting or any adjournment thereof.

         Please indicate on the reverse side of this card how your stock is to be voted.

         If not otherwise specified, shares will be voted FOR all nominees in Item 1, FOR Proposals 2 and 3 and AGAINST Proposal 4 on the reverse side of this card.

         Receipt of Notice of the Meeting and of the Proxy Statement is hereby acknowledged.

(Continued and to be signed on reverse side.)	AMERADA HESS CORPORATION P.O. BOX 11188 NEW YORK, N.Y. 10203-0188

AMERADA HESS CORPORATION	YOUR VOTE IS IMPORTANT VOTE BY INTERNET/TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

	INTERNET			TELEPHONE			MAIL

	https://www.proxyvotenow.com/ahc			1-866-874-4881

•	Go to the website address listed above.		•	Use any touch-tone telephone.		•	Mark, sign and date your proxy card.

•	Have your proxy card ready.	OR	•	Have your proxy card ready.	OR	•	Detach your proxy card.

•	Follow the simple instructions that appear on your computer screen.		•	Follow the simple recorded instructions.		•	Return your proxy card in the postage-paid envelope provided.

1-866-874-4881

CALL TOLL-FREE TO VOTE

- DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET -

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)	Votes must be indicated (x) in Black or Blue ink.

The Board of Directors recommends a vote FOR all nominees, and a vote FOR Proposals 2 and 3 and AGAINST Proposal 4.

1.	Election of the following nominees as Directors for three-year terms expiring in 2007.

FOR ALL	WITHHOLD FOR ALL	EXCEPTIONS

Nominees:	01 — N. F. Brady, 04 — F. A. Olson	02 — J. B. Collins,	03 — T. H. Kean,

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the
“Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

2.	Ratification of the selection of Ernst & Young LLP as independent auditors for fiscal year ending December 31, 2004.	FOR	AGAINST	ABSTAIN

3.	Approval of the adoption of the Second Amended and Restated 1995 Long-Term Incentive Plan.	FOR	AGAINST	ABSTAIN

4.	Stockholder proposal to establish an office of the board of directors for stockholder communications.	FOR	AGAINST	ABSTAIN

To change your address, please mark this box.

To include any comments,please mark this box.
SCAN LINE

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date	Share Owner sign here	Co-Owner sign here